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                                                                   EXHIBIT 10.27

                              SUBLEASE AGREEMENT

  THIS SUBLEASE AGREEMENT (this "Sublease") is made and entered into this 23rd day of February, 2000, by and between Attachmate Corporation, a Washington corporation ("Attachmate") and Mercata, Inc., a Delaware corporation, ("Mercata").

  WHEREAS, by that certain Office Building Lease, dated April 29, 1998 and the First Amendment to Four Newport Office Building Lease, dated July 28, 1999, (collectively known as the "Master Lease"), attached hereto as Exhibit A and
                                                                 ----------
  incorporated by reference herein, Attachmate leased from Bentall Newport Centre L.L.C., ("Bentall") certain premises consisting of approximately One Hundred Fifty Three Thousand Four Hundred Three (153,403) square feet (the "Premises") in the Four Newport Building located in Bellevue, Washington (the "Building"); and

  WHEREAS, Attachmate has agreed to sublease a portion of the Premises, consisting of the approximately Twenty Six Thousand Four Hundred Sixty (26,460) square feet on the sixth (6th) floor of the Building as depicted on Exhibit B attached hereto and made a part hereof (the "Subleased Premises") to
  ----------
  Mercata on the terms and conditions hereinafter set forth;

  NOW THEREFORE, in consideration of the rents, covenants, agreements, stipulations and provisions contained herein to be paid, kept and performed by both Mercata and Attachmate, the parties do hereby agree as follows:

1.  LEASE DATA AND EXHIBITS:
    -----------------------

1.1  Land, Building and Subleased Premises. "Newport Corporate Center" as used
     -------------------------------------
     in this Sublease means all of the buildings, grounds, streets, parking areas and other improvements comprising the Newport Corporate Center as described in the Master Lease. "Land" as used in this Sublease shall mean the real property legally described on "Exhibit A" of the Master Lease. "Building" as used in this Sublease means Four Newport Building comprised of approximately 153,403 rentable square feet and shown on Exhibits A-2 through A-7 of the Master Lease. "Subleased Premises" as used in this Sublease means that space consisting of approximately 26,460 square feet of rentable area on the sixth (6th) floor of the Building, as outlined on the floor plan attached hereto as Exhibit B of this Sublease, including the
                                   ---------
     applicable Tenant Improvements described in "Exhibit C" of the Master Lease. As the precise number of rentable square feet in the Subleased Premises cannot be determined as of the date of this Sublease, the rentable square feet of the Subleased Premises shall be calculated by Attachmate within thirty (30) days after the Commencement Date of this Sublease based on Bentall's final determination of the square footage of the Premises as set forth in Section 1.3 of the Master Lease. Attachmate shall thereafter notify Mercata of any necessary adjustments due to such final measurement.

1.2  Term. The term of this Sublease shall be for twenty-four (24) months and
     ----
     fourteen (14) days (the "Term"). Mercata hereby acknowledges that the Master Lease commences upon Substantial Completion of the Building Shell, parking, common areas and Tenant Improvements, as such term is defined under Section 1.4 of the Master Lease. Attachmate hereby subleases the Subleased Premises to Mercata and Mercata hereby subleases the Subleased Premises from Attachmate commencing as of the date of Substantial Completion of the Subleased Premises (the "Commencement Date"). The Master Lease contemplates that the date of Substantial Completion of the Subleased Premises will be March 8, 2000 (the "Estimated Commencement Date"), but such date may be extended as provided in the Master Lease. In the event the Commencement Date does not occur on or before June 8, 2000, Mercata shall have the right to terminate this Sublease by giving written notice to Attachmate of such termination at any time between June 9, 2000 and July 1, 2000 or

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     Mercata's right to so terminate shall lapse and be of no further force and effect. Attachmate shall provide written notice to Mercata of any anticipated or actual delay in the Estimated Commencement Date within three
     (3) business days of learning of such delay. Mercata hereby acknowledges that under certain conditions the Master Lease may be terminated pursuant to Section 2 of the Master Lease, and that if the Master Lease is so terminated this Sublease shall be terminated after written notice of such termination to Mercata, and Attachmate shall have no further obligation to Mercata. If this Sublease is so terminated, all deposits, Rent and other payments paid in advance by Mercata shall be immediately refunded to Mercata.

1.3  Option to Extend. Attachmate hereby grants to Mercata the right, privilege
     ----------------
     and option to extend the Term of this Sublease for one (1) period of one
     (1) year ("First Extended Term") from the date of expiration of the initial Term, upon the same terms and conditions as herein contained, except as indicated below in Section 3. Mercata will be given the option to extend for the additional one year in the event Attachmate does not intend to occupy the Subleased Premises at the end of the initial Term. Attachmate shall provide Mercata with six (6) months prior written notice of its intention to occupy or not. If Attachmate does not intend to occupy, Mercata shall exercise the option to extend by providing Attachmate with a minimum of four (4) months written notice and evidence of the renewal of the Letter of Credit for the duration of the First Extended Term as required in Section 4 below.

2.  USE:
    ---

2.1 The Subleased Premises shall be used for Mercata's office and related uses, and for no other use whatsoever. Mercata shall comply as to the Subleased Premises with all requirements under the Master Lease as to the Premises, including, without limitation, Article 7. Provided Mercata complies with all of the terms of this Sublease, including the payment of Rent, Mercata shall have the right to leave the Subleased Premises unoccupied. Mercata acknowledges that neither Bentall nor Attachmate nor any agent acting on their behalf has made any representation or warranty with respect to the suitability of the Subleased Premises for the conduct of Mercata's business.

2.2 Normal building hours are from 7 a.m. to 6 p.m. weekdays and 7 a.m. to 1 p.m. on Saturdays, except for holidays. Access to the building shall be 24 hours per day, 365 days per year for Mercata employees with key cards. Mercata shall be entitled to all utilities and services provided to Attachmate under the Master Lease. Mercata will be billed by Attachmate according to actual usage of after hours HVAC at the rate provided in
     Section 6(b) of the Master Lease. Mercata shall be entitled to the same and as frequent of janitorial and maintenance services to the Subleased Premises as Attachmate is allowed under the Master Lease, including janitorial service five (5) days per week.

3.   RENT: Beginning on a date fourteen (14) days after the Commencement Date
     ----
     (the "Rent Commencement Date"), Mercata covenants and agrees to pay to Attachmate, without deduction or set off, base rental for the Term (the "Base Rent") in monthly installments at the annual rate of $21.00 per rentable square foot. It is estimated, based on the estimated number of rentable square feet, that the monthly installment of Base Rent shall be $46,305.00 per month for each month of the Term. Notwithstanding the foregoing, Mercata shall be entitled to any abatement of Rent as set forth in this Sublease or that Attachmate is entitled to with respect to the Subleased Premises under the Master Lease. Attachmate shall confirm the exact amount of Base Rent in the Notice, attached hereto as Exhibit C,
                                                                 ---------
     within thirty (30) days after the Commencement Date based on its final determination of the number of rentable square feet in the Subleased Premises. Should Mercata exercise its option to extend the term of the Sublease by the additional one year, the Base Rent will be an annual rate of $22.00 per rentable square foot.

4.   SECURITY DEPOSIT: Within fourteen (14) days after the execution and
     ----------------
     delivery of this Sublease, Mercata shall deliver to Attachmate an irrevocable and unconditional standby Letter of Credit (herein, together with all replacements thereof, being called the "Letter of Credit") issued by U.S. Bank of Washington, National Association, Bank of America, or another bank or financial institution reasonably acceptable to Attachmate. The Letter of Credit shall secure Mercata's payment obligations under the Sublease and shall be in an

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     amount equal to $200,000. The term of the Letter of Credit shall extend from the Commencement Date of the Sublease to the earlier of (i) ninety
     (90) days after the expiration of the Term (including any extensions thereof) or earlier termination of this Sublease; or (ii) in the event Mercata is not in default under this Sublease, the day after Mercata has fully surrendered the Subleased Premises to Attachmate in the manner required under Section 9 below. Further, the Letter of Credit shall contain an evergreen renewal provision with not less than 90 days notice to Attachmate on nonrenewal), provided, however, Mercata's notice exercising it's option to extend the Term shall contain evidence of renewal of the Letter of Credit for the First Extended Term.

     The Letter of Credit shall be in a form reasonably acceptable to Attachmate, shall be irrevocable, multiple draw, and subject only to the condition that a proper draw certificate or claim be presented and to no other condition. The Letter of Credit shall be transferable and assignable by Attachmate, in whole or in part without cost to Attachmate, upon a transfer of all of Attachmate's interest in the Premises. Mercata shall pay all reasonable costs and shall take all reasonable steps necessary for any such proposed transfer or assignment of the Letter of Credit. If Mercata shall fail to pay such costs or take such steps in connection with a proposed transfer or assignment of the Letter of Credit, then Attachmate may, after written notice to Mercata as required under Section 18 below, draw upon the Letter of Credit in whole or in part and may transfer the proceeds of such draw. The Letter of Credit may be drawn in whole or in part by Attachmate from time to time (and more than one time for partial draws) upon the occurrence of any event of default by Mercata under the Sublease, after notice and the expiration of any applicable cure period, and without further notice to Mercata. Attachmate may draw upon the Letter of Credit without proceeding against any person or exhausting any other remedies that Attachmate may have and without resorting to any other security held by Attachmate. Attachmate may apply the proceeds of the Letter of Credit in any order or manner to any amounts owed by Mercata under or pursuant to this Sublease. In the event of a draw by Attachmate upon the Letter of Credit as provided for herein, Mercata shall be required to replace the amount of the draw by a like amount to the Letter of Credit so the balance of the Letter of Credit remains $200,000. Such application shall not cure an event of default by Mercata under this Sublease until such time as Mercata has reinstated the drawn amount of the Letter of Credit in full. Furthermore, in no event shall the Letter of Credit, or Attachmate's right to draw upon the Letter of Credit, be affected or impaired by (i) the waiver, compromise, settlement, termination or other release of the performance or observance by any person liable or to become liable for the obligations under this Sublease; (ii) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in this Sublease; (iii) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or any similar proceeding affecting Mercata, or any allegation or contest of the validity of this Sublease; or (iv) the taking or the omission of any of the actions referred to in this Sublease.

5.   TIME AND PLACE OF PAYMENT: As used herein, the term "Rent" shall include
     -------------------------
     Base Rent, Additional Rent, and any other payment obligations of Mercata under this Sublease. Rent shall be due on the first day of each calendar month after the Rent Commencement Date provided for herein. If the Rent Commencement Date occurs on a day other than the first (1st) day of the month, the Rent for such partial month shall be prorated based on a 365-day year and shall be paid on the Rent Commencement Date of this Sublease. In the event any payment of Rent is not paid within five (5) days following the due date, Mercata shall pay to Attachmate upon demand a late charge equal to 5% of the amount overdue. All payments of Rent shall be made payable to the order of "Attachmate Corporation" and addressed to Attachmate Corporation, P.O. Box 90026, Bellevue, WA., 98009-9026 ATTN:
     Controller, Finance Department or to such other person or at such other place as Attachmate may from time to time designate in writing.

6.   RENTAL ADJUSTMENT - OPERATING COSTS: Effective with the first payment of
     -----------------------------------
     Base Rent, and each month thereafter for the balance of the Term, and any extended Term, Mercata shall pay to Attachmate Additional Rent applicable to the Subleased Premises as defined in the Master Lease at Section 4. It is estimated that Mercata's pro rata share of building operating costs and real estate taxes shall be 17.25%

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     and Mercata's share of operating costs attributable to the Newport
     Corporate Centre Common Areas shall be 3.92%. Attachmate shall confirm the exact amount of Tenant's Percentage in the Notice, attached hereto as Exhibit C, within thirty (30) days after the Commencement Date. All such
     ---------
     payments shall be made on or prior to the date Attachmate is required under the Master Lease to make payments of Additional Rent. Attachmate shall furnish to Mercata no later than ten (10) days after receipt; a copy of all accountings of Operating Expenses (as defined in the Master Lease) furnished pursuant to the Master Lease.

7.   DESTRUCTION OR DAMAGE TO SUBLEASED PREMISES: In the event the Subleased
     -------------------------------------------
     Premises or any part thereof are, at any time prior to or during the Term of this Sublease, damaged by fire or other casualty, this Sublease shall remain in full force and effect unless and until the Master Lease is canceled; provided that if more than fifty percent (50%) of the rentable square feet of the Subleased Premises is damaged by fire or other casualty on or before the Commencement Date, Mercata shall have the right to terminate this Sublease upon fifteen (15) days' prior written notice to Attachmate. If the Master Lease is canceled for such cause, Mercata's obligations hereunder shall abate as of the effective date thereof. Otherwise, such obligations shall abate only to the actual monetary extent and for the duration that Attachmate's obligations are reduced in accordance with the terms of the Master Lease.

8.   RIGHT OF ENTRY: During the initial construction period Mercata shall be
     --------------
     provided reasonable access to the Subleased Premises for the purpose of inspecting the Subleased Premises, in the manner and under the same terms and condition such inspection is available to Attachmate under the Master Lease. After the Commencement Date, Attachmate, and it's employees, and contractors shall have the right to enter the Subleased Premises upon twenty-four (24) hour's prior written notice to Mercata; provided that Mercata shall have the right to require Attachmate and it's employees and contractors to sign Mercata's standard non-disclosure agreement and be accompanied by a representative from Mercata to inspect those two (2) rooms within the Subleased Premises which contain highly confidential information of Mercata as highlighted on Exhibit B. Notwithstanding the forgoing,
                                  ---------
     Bentall shall have the right to enter the Subleased Premises under the terms and conditions of the Master Lease and in the event of an emergency, Attachmate shall have the right to gain access to the Subleased Premises without written notice to Mercata. During the fourteen (14) day period between the Commencement Date and the Rent Commencement Date Mercata shall have the right to access the Subleased Premises for the purpose of installing it's personal property, furniture and equipment, to the same extent that Attachmate would be allowed to install Attachmate's Personal Property, as defined in the Master Lease. Mercata and Attachmate shall meet prior to such date to work out a reasonable and mutually acceptable schedule for such installation, including, but not limited to the use of the freight elevator.

9.   ACCEPTANCE AND SURRENDER OF SUBLEASED PREMISES: Mercata acknowledges and
     ----------------------------------------------
     agrees that the Subleased Premises will be constructed and improved as outlined in "Exhibit C" of the Master Lease. Mercata agrees to accept the Subleased Premises when it is Substantially Complete, as determined by Attachmate and Bentall pursuant to the Master Lease. Any further improvements to the Subleased Premises desired by Mercata shall be submitted to Bentall and Attachmate in the manner required under Section 25A of the Master Lease, except that Mercata shall not be excluded from seeking approval from Attachmate (but shall be excluded from seeking approval from Bentall) for improvements which cost less than Ten Thousand and No/100 Dollars ($10,000.00). Attachmate shall not unreasonably withhold, condition or delay its approval of such further improvements. Mercata acknowledges that if approval is given, a condition of such approval shall be a requirement that Mercata restore the Subleased Premises to the original Attachmate Tenant Improvements at the end of the Term, reasonable wear and tear, casualty or condemnation accepted. Mercata shall bear the full cost and expense of modifying or renovating the Subleased Premises for its use. All wiring and cabling of the Subleased Premises for Mercata's purposes shall be at its own expense. Mercata and Attachmate shall meet prior to such date to work out a reasonable and mutually acceptable schedule for such installation, including, but not limited to the use of the freight elevator.

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     Mercata shall, at the end of the Term, or upon sooner termination of this
     Sublease pursuant to the terms hereof, promptly surrender the Subleased Premises in good order and condition and in conformity with the applicable provisions of this Sublease, and the Master Lease, excepting only reasonable wear and tear, fire or other casualties or condemnation. Mercata shall at the request of Attachmate remove any improvements made to the Subleased Premises in accordance with this Section, so that only the Attachmate Tenant Improvements are surrendered with the Subleased Premises.

10.  ALTERATIONS AND MODIFICATIONS: Mercata agrees to obtain Attachmate's and
     -----------------------------
     Bentall's prior written approval of alterations, modifications, repairs or renovations made to the Subleased Premises and such request shall be submitted to Bentall and Attachmate in the manner required under Section 25A of the Master Lease, except that Mercata shall not be excluded from seeking approval from Attachmate (but shall be excluded from seeking approval from Bentall) for improvements which cost less than Ten Thousand and No/100 Dollars ($10,000.00). Mercata acknowledges that Attachmate and Bentall's approval of alterations, modifications, repairs or renovations may be conditioned as set forth in the Master Lease.

     Any alterations, modifications or renovations of or to the Subleased Premises shall be limited to partition changes (non-bearing walls), electrical and mechanical alterations, telephone relocations, and decorating. The structural integrity of the Building will not be disturbed in any way. Mercata shall provide Attachmate and Bentall with a release of liens at the completion of any alterations or modifications to the Subleased Premises executed by all contractors who performed such alterations or modifications. In addition, Mercata agrees that all work performed upon the Subleased Premises shall be done in a good and workmanlike manner and shall be in accordance with all applicable law. All permanent alterations, modifications and renovations, upon completion of construction thereof, at the option of Attachmate, shall become part of the Subleased Premises and the property of Attachmate without payment therefor by Attachmate and shall, at the option of Attachmate, be surrendered to Attachmate at the end of the Term, any extended term or upon sooner termination of this Sublease pursuant to the terms of the Sublease or Master Lease.

11.  OBLIGATIONS UNDER MASTER LEASE CONTROLLING: Except as herein provided, and
     ------------------------------------------
     except for Attachmate's obligation to pay the Basic Rent and Additional Rent pursuant to Sections 3 and 4 of the Master Lease, Mercata agrees to comply with all of the terms and conditions set forth in the Master Lease applicable to Attachmate and related to the Subleased Premises and that are to be performed by Mercata as subtenant under this Sublease; provided that Mercata shall not have any liability for any default arising due to the action or inaction of Attachmate, whether monetary or otherwise, under the Master Lease. All of the terms and conditions of the Master Lease related to the Subleased Premises shall apply in the same manner to Mercata as they are expressed therein to apply to Attachmate under the Master Lease except as modified or deleted pursuant to the terms of this Sublease. Attachmate covenants and agrees to perform all of its obligations under the Master Lease and will assist Mercata in coordinating Bentall's services and obligations required to be provided and fulfilled by Bentall under the Master Lease. Notwithstanding the foregoing, Attachmate shall have no obligation to pursue available remedies provided for in the Master Lease in the event Bentall defaults under the Master Lease or Bentall fails to comply with or perform any of its services, duties, obligations or covenants under the Master Lease. Mercata shall have all self-help rights and other rights and remedies that Attachmate has under the Master Lease, including rights and remedies in the event Bentall defaults under the Master Lease or Bentall fails to comply with or perform any of its services, duties, obligation or covenants under the Master Lease. Mercata's obligations under this Sublease, including without limitation Mercata's obligations to pay Rent, shall abate to the same extent that Attachmate's obligations under the Master Lease would abate with respect to the Subleased Premises.

12.  MASTER LEASE IN EFFECT: Attachmate represents and warrants, to the best of
     ----------------------
     its knowledge, that the Master Lease is in full force and effect, and that neither Attachmate nor Bentall are in default thereunder. Attachmate shall not do or permit anything to be done which would be a default under the Master Lease after the expiration of any applicable cure periods or which would cause the Master Lease to be terminated or forfeited, and Attachmate shall indemnify, defend and hold Mercata harmless from and against any and

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     all claims, demands, losses, damages, and costs and expenses arising out of or relating to Attachmate's default under the Master Lease.

13.  SUBLEASING OR ASSIGNMENT: In the event Mercata desires to sublease or
     ------------------------
     assign all or any portion of the Subleased Premises or this Sublease, it shall be bound to the terms and conditions of Section 8 of the Master Lease, except all notices shall be delivered and all approvals obtained from both Bentall and Attachmate. The obligation of Bentall and Attachmate to consent to such subletting or assignment shall be as outlined in the Master Lease; provided that in no event shall Attachmate's consent be unreasonably withheld, conditioned or delayed. Any sublease or assignment by Mercata shall be subject to the terms and conditions of the Master Lease, including, without limitation Section 8.4 and 8.5 of the Master Lease. Attachmate and Mercata acknowledge that the terms and conditions of
     Section 8.8 of the Master Lease shall not apply, as the Sublease Limit will not be reached due to this Sublease. The consent to a sublease or assignment from Attachmate shall not be construed as relieving Mercata or any assignee of the Sublease or sublessee of the Subleased Premises from obtaining the express written consent of Bentall and Attachmate to any further assignment or subletting or obligation hereunder whether or not then accrued.

     Any modifications or improvements necessary as a result of such sublease or assignment must be approved as required in Section 10 above and Mercata agrees to restore the Subleased Premises to the condition required in
     Section 9 at the end of the term of such sub-sublease or assignment.

14.  INSURANCE AND INDEMNITY; WAIVER:
     -------------------------------

14.1 Mercata shall obtain and keep in full force and effect the insurance required by Attachmate under Section 13 of the Master Lease and shall name Bentall and Attachmate as additional insureds. Within fifteen (15) business days of execution of this Sublease, Mercata shall furnish to Bentall and Attachmate a certificate or certificates of insurance confirming that the required insurance is in full force and effect with all premiums paid current. Mercata further agrees to indemnify and hold harmless Attachmate and Bentall from all liability arising out of the filing of any mechanic's or materialman's lien against the Subleased Premises by reason of any act or omission of Mercata.

14.2 Attachmate and Mercata each waive their right to sue and recover damages against each other with respect to any liability arising under the Master Lease or this Sublease and which is or is required to be covered by any insurance policy maintained by any party, regardless of the cause of such damage.

15.  PERSONAL PROPERTY: Mercata agrees to assume full responsibility for its
     -----------------
     personal property located at the Subleased Premises, and to indemnify and hold harmless Attachmate and Bentall against damage to Mercata's personal property sustained by fire, theft or other casualty loss.

16.  NOTICES: All notices required shall be given by registered or certified
     -------
     mail, postage prepaid, return receipt requested. Notice to Attachmate shall be addressed to:

     If by regular mail:

     Attachmate Corporation
     P.O. Box 90026
     Bellevue, WA 98009-9026
     Attn: Legal Department

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     If by express delivery:

     Attachmate Corporation
     3617-131st Avenue SE
     Bellevue, WA 98006
     Attn: Legal Department

     Notice to Mercata shall be addressed to:

     If before the Commencement Date:

     Mercata, Inc.
     110 - 110th Avenue NE
     Bellevue, WA 98004-5840
     Attn: General Counsel

     If after the Commencement Date:

     Mercata, Inc.
     3605 - 132nd Avenue SE, Suite 300
     Bellevue, WA 98006
     Attn: General Counsel

     with a copy to (until July 1, 2000):

     Mercata, Inc.
     110 - 110th Avenue NE
     Bellevue, WA 98004-5840
     Attn: General Counsel

     All notices shall be deemed received two (2) days after mailing or upon receipt if sent by nationally recognized overnight courier. Attachmate shall forward to Mercata copies of all notices affecting the Subleased Premises received from Bentall, under the Master Lease, promptly upon receipt or dispatch.

17.  HOLD OVER: Notwithstanding any provision of law or any judicial decision to
     ---------
     the contrary, and unless Mercata has exercised its option to extend the Term, no notice shall be required to terminate the Term on the date herein specified as the end of the Term, and the Term shall expire on the date herein mentioned without notice being required from either party. In the event that Mercata remains beyond the expiration date of the Term or as extended, without the prior written consent of Attachmate, it is the intention of the parties and it is hereby agreed that a tenancy at sufferance shall arise at a monthly rent equal to One Hundred Fifty Percent (150%) of the Rent due under this Sublease.

18.  MERCATA'S DEFAULT: The occurrence of any one or more of the following
     -----------------
     events shall constitute an event of default under this Sublease by Mercata:

     a. The failure by Mercata to make any payment of Rent or any other payment required to be made by it hereunder on the date due where such failure shall continue for a period of five (5) days after receipt of written notice of such failure from Attachmate.

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

     b. The failure by Mercata to observe or perform any of the covenants, conditions or provisions of this Sublease other than as described in the immediately preceding paragraph and/or the failure by Mercata to observe or perform any of the covenants, conditions or provisions of the Master Lease to which Mercata has agreed to be bound pursuant to the terms of this Sublease, where such failure shall continue for a period of fifteen (15) days after written notice thereof from Attachmate to Mercata and such additional time, if any, as is reasonably necessary to cure such default if such default is of such a nature that it cannot reasonably be cured within fifteen days, provided that Mercata diligently prosecutes such cure in good faith and with due diligence and provided that such cure is completed within sixty (60) days from the date of such notice from Attachmate.

     c. The making by Mercata of any general arrangement or assignment for the benefit of creditors; Mercata becomes a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of a petition filed against Mercata, the same be dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of all or substantially all of Mercata's assets or of Mercata's interest in this Sublease, where possession is not restored to Mercata within thirty (30) days; or the attachment, execution or other judicial seizure of all or substantially all of Mercata's assets or of Mercata's interest in this Sublease, where such seizure is not discharged within thirty (30) days.

19.  REMEDIES: In the event of any such default by Mercata, Attachmate may at
     --------
     any time thereafter, without limiting Attachmate in the exercise of any right or remedy which Attachmate may have by reason of such default or breach:

     a. Upon the occurrence of an event of default, Attachmate at any time thereafter may give written notice to Mercata specifying such event of default and stating that either this Sublease shall expire or Mercata's right to possession shall expire on the date specified in such notice but not less than thirty (30) days after the date that Mercata receives said notice and upon the date specified in such notice.

     b. Upon the termination of this Sublease or Mercata's possession of the Subleased Premises pursuant to paragraph a. of this Section, Mercata shall peacefully surrender the Subleased Premises to Attachmate, and Attachmate, upon or at any time after any such expiration, may without further notice reenter the Subleased Premises and repossess it by summary proceedings, ejectment, or otherwise, and may dispossess Mercata and remove Mercata and all other persons and Mercata's property from the Subleased Premises and may have, hold, and enjoy the Subleased Premises including the right to receive all rental income therefrom.

     c. At any time after any such termination, Attachmate may relet the Subleased Premises or any part thereof, in the name of Attachmate or on behalf of Mercata, for such term (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Sublease) and on such conditions (which may include concessions or free rent) as Attachmate, in its reasonable discretion, may determine, and may collect and receive the rent therefore. Attachmate shall mitigate its damage by making reasonable efforts to relet the Premises on reasonable terms. Attachmate shall be entitled to all reasonable expenses incurred in connection with such mitigation, including without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorneys fees, and expenses of preparation for such reletting (but excluding any tenant allowances or tenant improvement costs).

     d. No such termination of this Sublease or Mercata's possession of the Subleased Premises shall relieve Mercata of its liability and obligations under this Sublease, and such liability and obligations shall survive any such termination. In the event of any termination of this Sublease, if the Subleased Premises has not been relet, Mercata shall pay to Attachmate the present value of the Rent and any other amounts required to be paid by Mercata until the end of what would have been the Term of this Sublease, less the present value of the anticipated fair and reasonable rental value of the Subleased Premises over the same period.

     e. In the event of a termination of this Sublease after the Subleased Premises has been relet or the termination of Mercata's possession of the Subleased Premises, Mercata shall pay to Attachmate as damages for Mercata's default:

     (1) The amount of the Rent and any other amounts which would be payable under this Sublease by Mercata if this Sublease were still in effect, less

     (2) The net proceeds of any reletting affected pursuant to paragraph c. of this Section.

     Mercata shall pay such current damages, herein called deficiency, to Attachmate monthly on the days on which the Rent would have been payable under this Sublease if this Sublease were still in effect, and Attachmate shall be entitled to recover from Mercata each monthly deficient, as or at any time after such deficiency shall arise. If the Subleased Premises or any part thereof is relet by Attachmate for the unexpired Term, including any extension thereof, or any part thereof, before presentation of proof of such damages to any court, commission, or tribunal, the amount of rent reserved upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part or the whole of the Subleased Premises so relet during the term of the reletting. Nothing herein contained shall limit or prejudice the right of Attachmate to prove for and obtain as damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

     f. Pursue any other remedy now or hereafter available to Attachmate under the laws of the State of Washington or in equity. All remedies available to Attachmate hereunder shall be cumulative and concurrent. No waiver or delay in enforcement by Attachmate of any breach of Mercata's obligations hereunder shall constitute a waiver of any such breach or any subsequent breach.

20.  INTEREST: In the event that any sums due and payable to Attachmate pursuant
     --------
     to the terms of this Sublease are not paid when due, such sums shall bear interest at the rate specified in Section 3.3 of the Master Lease, but in no event less than the prime rate as published by Bank of America, N.A. plus two percent (2%), as published from time to time, from the due date until actually paid, unless that rate is usurious as applied to Mercata in which event the rate shall be reduced to the highest non-usurious rate. Neither the accrual nor the payment of interest shall cure any default by Mercata under this Sublease.

21.  BROKERS: Mercata is represented by The Broderick Group, Inc. and Attachmate
     -------
     is represented by Colliers International in connection with the negotiation of this Sublease. Attachmate is responsible for a commission to Colliers International with whom it has a separate agreement.

22.  COMPLIANCE WITH LAWS: This Sublease will be construed and enforced in
     --------------------
     accordance with the laws of the State of Washington.

23.  AUTHORITY: If Mercata executes this Sublease as a corporation, then Mercata
     ---------
     and the person executing this Sublease on behalf of Mercata represents and warrants that the individuals executing this Sublease on Mercata's behalf are duly authorized to execute and deliver this Sublease on its behalf in accordance with a duly adopted resolution of the Board of Directors of Mercata, a copy of which is to be delivered to Attachmate on execution hereof, and in accordance with the Bylaws of Mercata and that this Sublease is binding upon Mercata in accordance with its terms. If Attachmate executes this Sublease as a corporation, then Attachmate and the person executing this Sublease on behalf of Mercata represents and warrants that the individuals executing this Sublease on Attachmate's behalf are duly authorized to execute and deliver this Sublease on its behalf in accordance with a duly adopted resolution of the Board of Directors of Attachmate.

24.  FURTHER DOCUMENTS: Each party agrees to execute and deliver to the other
     -----------------
     all instruments which may reasonably be required to carry out all terms and provisions of this Sublease.

25.  RECOVERY OF COSTS AND FEES: If either party shall bring any civil action to
     --------------------------
     enforce any of its rights under this Sublease or for any relief against the other party with regard to the matters contained in this Sublease or if either party incurs any legal or professional fees whatsoever (including but not limited to those of appraiser's accountant's or any payments to collection agents) to enforce this Sublease whether or not such enforcement efforts proceed to the filing of a lawsuit, then all reasonable costs and expenses, including without limitation reasonable attorney's and professional fees of the prevailing party shall be paid by the losing party.

26.  BINDING EFFECT: This Sublease shall be binding upon the successors and
     --------------
     permitted assigns of Mercata and Attachmate.

27.  LEGAL RELATIONSHIP OF THE PARTIES: This Sublease shall not be interpreted
     ---------------------------------
     or construed as establishing a partnership or joint venture between Attachmate and Mercata, and neither party shall be liable for the debts or obligations of the other, except as expressly agreed to herein.

28.  INTEGRATED DOCUMENT: This instrument embodies all of the agreements between
     -------------------
     the parties with respect to the Subleased Premises, and no oral agreements, prior correspondence or other prior writings shall be held to vary the provisions hereof. Any subsequent changes or modifications shall become effective only by a written instrument duly executed by Mercata and Attachmate.

29.  CONSENT REQUIRED: This Sublease is contingent upon, and shall have no force
     ----------------
     or effect until receipt of consent by Bentall.

30.  RIGHT OF FIRST OFFER: Mercata shall have an exclusive, ongoing Right of
     --------------------
     First Offer on all additional space Attachmate wishes to sublease on floor five of the Building. In the event any such space becomes available, Attachmate shall so notify Mercata in writing. Mercata shall notify Attachmate in writing within thirty (30) days thereafter regarding whether Mercata desires to sublease such space. If Mercata notifies Attachmate of its desire to sublease such space, then such space shall be added to the Subleased Premises as of the date that is thirty (30) days after Attachmate's receipt of Mercata's notice that it is willing to sublease such space. Any sublease of such space shall be on the same terms and conditions contained in this Sublease, except that Base Rent for such space shall be at the then prevailing market rent for comparable Bellevue area office space but in no instance less than the rate Mercata is paying to lease the Subleased Premises per this Sublease. The term for the additional subleased space shall be coterminous with the Sublease Term. In the event Mercata fails to respond to Attachmate's notice within the thirty (30) day period, Mercata's right to exercise the Right of First Offer shall lapse and be of no further force or effect.

31.  PARKING: Mercata shall have the right to use four (4) parking stalls per
     -------
     thousand rentable square feet of the Subleased Premises (as the same may be expanded as provided in Section 30 or otherwise) during the sublease Term or any extensions free of charge in the Four Newport garage.

32.  ROOF ACCESS: Mercata shall have access to roof rights for communications
     -----------
     equipment at no additional charge throughout the Term or any extensions thereof. All installations and/or access rights shall be at Mercata's expense and shall be governed by the terms of the Master Lease.

33.  MERCATA SIGNAGE: Subject to Attachmate's approval, Mercata shall be
     ---------------
     permitted to display a sign or plaque on the reception desk at the entry to the Building. Interior signage installed by Mercata in the Subleased Premises shall be at its own expense and such signage will be removed at the end of the Term and any extension thereof at Mercata's expense and subject to repair of damage caused by such removal.

34.  QUIET ENJOYMENT: Attachmate covenants and agrees that so long as Mercata
     ---------------
     performs all of the covenants on Mercata's part to be observed and performed under this Sublease (including without limitation remedying any potential default within the times permitted for cure in this Sublease), Mercata shall and peaceably quietly have, hold and enjoy the Subleased Premises.


     IN WITNESS WHEREOF, the parties hereto have executed this Sublease Agreement as of the day and year first above written.

     MERCATA, INC.                     ATTACHMATE CORPORATION


     By: /s/ Tom Van Horn              By: /s/ William E. Boisvert
         -----------------------           ------------------------

     Its: President & CEO              Its: President
          ----------------------            -----------------------

                                 Mercata Notary

  STATE OF WASHINGTON                )
                                     )  ss.
  COUNTY OF KING                     )

  On this day of February 23, 2000, before me personally appeared Tom Van Horn, to me known to be the President and CEO of Mercata, Inc., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she is authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                          /s/ Craig A. Fielden
                          -------------------------------------------------
                          Notary Public in and for the State of Washington,
                          residing at Fall City
[Notary Seal]             My commission expires: 5-26-02
                          Craig A. Fielden
                          -------------------------------------------
                          [Type or Print Notary Name]



                               Attachmate Notary

  STATE OF WASHINGTON                )
                                     )  ss.
  COUNTY OF KING                     )

  On this day of February 25, 2000, before me personally appeared
  William E. Boisvert, to me known to be the President of Attachmate Corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she is authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                          /s/ Sally A. Main
                          -------------------------------------------------
                          Notary Public in and for the State of Washington,
                          residing at Seattle
[Notary Seal]             My commission expires: 12/14/01
                          Sally A. Main
                          -------------------------------------------
                          [Type or Print Notary Name]

  List of Exhibits:
  Exhibit A - Master Lease

  Exhibit B - Subleased Premises

  Exhibit C - Notice

                                   EXHIBIT A
                                   ---------
                                 MASTER LEASE
                                 ------------

                                (See attached)

                            ATTACHMATE CORPORATION

                                  FOUR NEWPORT
                             OFFICE BUILDING LEASE

                               TABLE OF CONTENTS
                               -----------------

  1.   PREMISES.........................................................  1

  2.   TERM.............................................................  8

  3.   BASIC RENT....................................................... 13

  4.   RENTAL ADJUSTMENT................................................ 14

  5.   SECURITY DEPOSIT................................................. 20

  6.   UTILITIES AND SERVICES........................................... 20

  7.   CARE AND USE OF THE PREMISES..................................... 23

  7A.  HAZARDOUS MATERIALS.............................................. 25

  8.   ASSIGNMENT AND SUBLETTING........................................ 26

  9.   INTENTIONALLY DELETED............................................ 28

  10.  DAMAGE OR DESTRUCTION............................................ 28

  11.  INDEMNIFICATION.................................................. 30

  12.  DAMAGE TO TENANT'S PROPERTY...................................... 31

  13.  INSURANCE........................................................ 31

  14.  WAIVER OF SUBROGATION............................................ 32

  15.  EMINENT DOMAIN................................................... 33

  16.  BANKRUPTCY....................................................... 34

  17.  DEFAULT RE-ENTRY: REMEDIES....................................... 34

  18.  INTENTIONALLY DELETED............................................ 37

  19   SUBORDINATION QUIET ENJOYMENT.................................. 37

  20.  ESTOPPEL CERTIFICATES.......................................... 38

  21.  ATTORNEYS' FEES................................................ 39

  22.  INTENTIONALLY DELETED.......................................... 39

  23.  NOTICES........................................................ 39

  24.  HOLDING OVER................................................... 40

  25.  CONSTRUCTION OF BUILDING AND IMPROVEMENTS...................... 40

  25A. ALTERATIONS AND ADDITIONS BY TENANT............................ 42

  26.  RENT TAX....................................................... 43

  27.  PRIOR AGREEMENT, AMENDMENTS.................................... 43

  28.  PERSONAL PROPERTY TAXES........................................ 43

  29.  SUCCESSORS..................................................... 43

  30.  RIGHT TO PERFORM............................................... 44

  31.  FORCE MAJEURE.................................................. 44

  32.  LIMITATION ON LIABILITY........................................ 44

  33.  INTENTIONALLY DELETED.......................................... 45

  34.  MISCELLANEOUS.................................................. 45

  35.  RIDERS......................................................... 49

  36.  LEASE AND AMENDMENTS........................................... 49

EXHIBIT "A" - FOUR NEWPORT LEGAL DESCRIPTION................................. 1

EXHIBIT "A-1" - FOUR NEWPORT OVERALL SITE PLAN............................... 2

EXHIBIT "A-2" - FOUR NEWPORT FIRST (1st) FLOOR PREMISES...................... 3

EXHIBIT "A-3" - FOUR NEWPORT SECOND (2nd) FLOOR PREMISES..................... 4

EXHIBIT "A-4" - FOUR NEWPORT THIRD (3rd) FLOOR PREMISES...................... 5

EXHIBIT "A-5" - FOUR NEWPORT FOURTH (4th) FLOOR PREMISES..................... 6

EXHIBIT "A-6" - FOUR NEWPORT FIFTH (5th) FLOOR PREMISES...................... 7

EXHIBIT "A-7" - FOUR NEWPORT SIXTH (6th) FLOOR PREMISES...................... 8

EXHIBIT "A-8" - ONE NEWPORT LEGAL DESCRIPTION................................ 9

EXHIBIT "A-9" - ONE NEWPORT FIRST (1st) FLOOR PREMISES....................... 10

EXHIBIT "A-10" - ONE NEWPORT SECOND (2nd) FLOOR PREMISES..................... 11

EXHIBIT "A-11" - ONE NEWPORT THIRD (3rd) FLOOR PREMISES...................... 12

EXHIBIT "A-12" - ONE NEWPORT FOURTH (4th) FLOOR PREMISES..................... 13

EXHIBIT "A-13" - NEWPORT TOWER SECOND (2nd) FLOOR PREMISES................... 14

EXHIBIT "B" - BUILDING AREA.................................................. 15

EXHIBIT "C" - CONSTRUCTION AGREEMENT FOR LEASE...................... 1  (of "C")

EXHIBIT "C-1" - WORK SCHEDULE..................................... 20 (of "C-1")

EXHIBIT "C-2" - IDENTIFICATION OF BUILDING AND PARKING GARAGE SHELL
 CONSTRUCTION DOCUMENTS...................................................... 18

EXHIBIT "C-3" -  DESCRIPTION OF BUILDING AND PARKING GARAGE SHELL............ 21

EXHIBIT "C-4" - IDENTIFICATION OF LINK SCHEMATIC PLANS....................... 26

EXHIBIT "C-5" - BUILDING STANDARD TENANT IMPROVEMENT'S OUTLINE
 SPECIFICATIONS......................................................... 27

EXHIBIT "D" - LEASE SUMMARY AND CONFIRMATION OF DATES................... 28

EXHIBIT "E" - BUILDING RULES AND REGULATIONS............................ 29

EXHIBIT "F" - BENTALL CONSTRUCTION RULES AND REGULATIONS................ 32

EXHIBIT "G" - ROOFTOP AGREEMENT......................................... 34

EXHIBIT "G-1" - ANTENNAE AND EQUIPMENT PLAN............................. 38

EXHIBIT "G-2" - SCHEDULE OF ANTENNAE AND EQUIPMENT...................... 39

EXHIBIT "G-3" - BENTALL CONSTRUCTION RULES AND REGULATIONS.............. 40

EXHIBIT "H" - MEMORANDUM OF LEASE....................................... 41

EXHIBIT "H-1" - FOUR NEWPORT LEGAL DESCRIPTION.......................... 43

EXHIBIT "H-2" - ONE NEWPORT LEGAL DESCRIPTION........................... 44

EXHIBIT "I" - GENERAL SPECIFICATIONS FOR JANITORIAL SERVICES FOR THE
 BUILDING............................................................... 45

EXHIBIT "J" - ONE NEWPORT BUILDING PROPERTY MANAGEMENT PLAN............. 53

EXHIBIT "K" - TENANT RULES AND REGULATIONS................................1


                             ATTACHMATE CORPORATION
                                  FOUR NEWPORT
                             OFFICE BUILDING LEASE

  THIS LEASE, dated as of April 29, 1998, is made and entered into by and between Bentall Newport Centre L.L.C., a Washington limited liability company ("Landlord"), and Attachmate Corporation, a Washington corporation ("Tenant").

  WITNESSETH, THAT:

1.  PREMISES

  1.1  Land, Building & Link.  Landlord shall erect, pursuant to the Building
       ---------------------
Shell Construction Documents and Description of Building and Parking Garage Shell attached as Exhibit "C-2" and "C-3" hereto, on the real property described in Exhibit "A" located in King County, Washington (the "Real Property"), a six
(6) story office building as further specified in this Lease and Exhibits attached hereto, collectively known as the Four Newport Building (the "Building"), together with an enclosed walkway between the Building and the adjoining Newport Terrace Building (the "Link") as further specified in this Lease and Exhibits attached hereto. Landlord's obligation to construct the Building, Tenant Improvements (as defined in Exhibit "C"), and Link is set forth in Section 25 herein. Landlord shall obtain all permits required by local, state or federal law relating to the construction of the Building Shell (as defined in Exhibit "C") and will otherwise comply with any and all laws related to the construction thereof. Tenant's sole and exclusive remedy for Landlord's failure to obtain all permits relating to the construction of the Building shell and core in accordance with the preceding sentence shall be to terminate this Lease in accordance with the provisions of Section 2.1(d)(iii) below. Landlord shall also use its good faith reasonable best efforts to obtain all permits required by local, state or federal law relating to the construction of the Link and will otherwise comply with any and all laws related to the construction thereof, provided, however, Landlord shall have no liability to Tenant for a delay in the completion of the Link if Landlord is unable, despite Landlord's good faith efforts, to obtain all permits and governmental approvals necessary for the construction of the Link.

  1.2  Premises.  Landlord, subject to the terms and conditions hereof, hereby
       --------
leases to Tenant and Tenant hereby leases from Landlord the entire first (1st), second (2nd), third (3rd) and fourth (4th) floors of the Building, which includes approximately 100,328 square feet of Rentable Area, and 87,682 square feet of Useable Area, together with access thereto (including without limitation the Link) and parking as provided in Section 34.6 of this Lease (collectively the "Premises"). The floor plates for the first (1st), second (2nd), third (3rd) and fourth (4th) floors of the Building are shown on Exhibits "A-2" through "A-5." Tenant may use the Premises for general office purposes, computer operations, research and development laboratories, athletic facilities for Tenant's employees, food services for Tenant's employees, warehouse, product assembly, distribution center, storage, shipping and receiving and for no other use without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

  1.3  Agreed Floor Areas. The agreed Building Rentable Area of the Building is
       ------------------
approximately 153,181 square feet. The Premises contains approximately 100,328 square feet of Rentable Area and 87,682 square feet of Useable Area, subject to final measurement and space planning in accordance with and based on the definitions of those phrases in the Standard Method for Measuring Floor Area in Office Buildings (An American National Standard ANSI/BOMA Z65.1-1996 (Revised and readopted June 7, 1996) published by Building Owners and Managers Association International ("BOMA Standard"), as set forth on Exhibit "B" (which may be amended based on final measurements). All final square footages shall be determined by Landlord's architect (the "Architect") and verified by Tenant's architect. Verification shall be per BOMA Standard for a multi-tenant building unless Tenant leases the entire Building, in which case verification shall be based on a single-tenant building. Any dispute regarding the determination of the final square footages shall be resolved in accordance with
Section 17.7 below. Initial square footage calculations have been completed prior to Lease execution, and shall be redone prior to the Commencement Date (as defined in Section 2.1 below). Notwithstanding the foregoing or the BOMA Standard, the parties agree that the square footage of the Link shall not be used in calculations to determine the Useable Area or Rentable Area of the Premises, and no Rent (as defined in Section 3.2 below) shall be payable during the Term (as defined in Section 2 below) for the Link except as expressly set forth in subsection 3.1A below.

  1.4  Acceptance of Property and Premises.  Neither Landlord nor its agents
       -----------------------------------
have made any representations with respect to the Building, the Real Property, or the Premises, except as expressly set forth herein and no rights, easements, or licenses are acquired by the Tenant by implication or otherwise except as expressly set forth in this Lease, together with its Exhibits. Landlord shall deliver the Premises on the date of Substantial Completion of the Building and Tenant Improvements, as defined more fully below.

       (a) "Substantial Completion" or "Substantially Complete" means that the Building Shell, parking, common areas, and Tenant Improvements (as defined in Exhibit "C") in the Premises shall have been completed in accordance with the Building Shell Construction Documents and the Tenant Improvement Construction Documents (as those terms are defined in Exhibit "C"), but specifically excluding the Link (which shall be completed in accordance with Section 25.6 below), which Substantial Completion shall be conclusively deemed to have occurred upon issuance by the City of Bellevue of a temporary certificate of occupancy for the Building and Premises (such temporary certificate of occupancy to be obtained by Landlord) and issuance by the Architect of a Certificate of Substantial Completion for the Tenant Improvements, which Certificate of Substantial Completion shall be in the form of AIA Document G704. The existence of punchlist items or additional work required for issuance of a final certificate of occupancy by the City of Bellevue shall not be matters which will delay Substantial Completion from having occurred; provided that Landlord shall use diligent efforts to obtain Final Completion (as defined below) within sixty
(60) days thereafter or as soon as reasonably practical if any such punchlist item or work required for issuance of a final certificate of occupancy cannot be completed within such sixty (60) day period. If Landlord fails to obtain Final Completion within sixty (60) days after Substantial Completion or as soon as reasonably practical if any punchlist item or work required for issuance of a final certificate of occupancy cannot be completed within sixty (60) days, Tenant shall have the right, after five (5) days written notice to Landlord, to complete the work necessary for Final Completion and Landlord shall reimburse Tenant for the reasonable cost of completing such work within ten (10) days of

Landlord's receipt of invoices for such work. Notwithstanding the above to the contrary, if, after the execution of this Lease, Tenant's design decisions, revisions, or additional work of Tenant or its agents or architect delays Substantial Completion, then to the extent such delay is determined to be caused by or attributable to Tenant or its agents or architect, the date of Substantial Completion shall be deemed to have occurred on the date Substantial Completion would otherwise be established absent such delay.

     (b) "Final Completion" with reference to the Building Shell, parking and common areas, and Tenant Improvements in the Premises means such items are Substantially Complete, all punchlist items have been complete, and a final certificate of occupancy for the Building Shell, parking, common areas and Tenant Improvements in the Premises has been issued.

     (c) Landlord warrants to Tenant that the materials and equipment used and installed in the Building Shell, Tenant Improvements and the Link, are new, of a first class quality, are in conformance with the documents attached hereto as Exhibit "C" and that all work shall be in compliance with all applicable codes. Landlord shall proceed diligently with all aspects of the construction and any repairs due to initial construction defects and latent defects, upon Landlord's knowledge thereof. Landlord agrees it will enforce its contractual agreements with Landlord's architect and general contractor. For a period of one (1) year from the date of Substantial Completion of each of the Building Shell, Tenant Improvements, and Link (if constructed), Landlord shall remedy, repair or replace, in the manner specified by Tenant all defects, deficiencies in workmanship and materials in the Building Shell, Tenant Improvements, and Link.

  1.5  Common Areas.
       ------------

     (a)  Building Common Areas.  Tenant shall have the nonexclusive right to
          ---------------------
use in common with other tenants in the Building the following areas ("Building Common Areas") appurtenant to the Premises: The Building's common entrances, lobbies, trash areas, restrooms, elevators, stairways and access ways, loading docks, shipping and receiving areas, ramps, drives and platforms and any passageways and service ways thereto, and the common pipes, conduits, wires and appurtenant equipment serving the Premises (provided however, that notwithstanding the foregoing, the Link is not a common area and is reserved for the exclusive use of the Tenant). Landlord agrees to install at no cost to Tenant two conduits (with pull-strings) leading from the Newport Terrace Building to the Building and agrees to use its reasonable best efforts to dedicate one conduit within the Newport Corporate Center (as hereafter defined) for Tenant's exclusive use provided that such dedication can be accomplished at no additional cost and provided that Tenant shall remove all cabling within such conduits at the expiration or termination of this Lease if requested by Landlord by cutting and pulling the cabling out of the conduit(s). If Landlord is unable to dedicate a conduit for Tenant's exclusive use, Landlord shall use its reasonable best efforts to minimize any interruptions within the conduits from use by other tenants.

     (b)  Newport Corporate Center Common Areas.  Tenant shall also have the
          -------------------------------------
nonexclusive right to use in common with other tenants of the Newport Corporate Center (as defined below) the following areas ("Newport Corporate Center Common Areas"): Common facilities made available for or for the benefit of all tenants within the Newport Corporate Center including, without limitation, landscaping, roadways, pedestrian walkways, and parking areas, but specifically excluding the use of any future fitness center. The term "Newport Corporate Center" shall mean the properties and buildings located thereon commonly known as One Newport, Two Newport, Newport Tower, Newport Heights, Newport Terrace and Four Newport (the names of which Landlord may change from time to time subject to Section 34.14), together with such other additional properties and/or buildings which Landlord may add in the future.

     (c)  Definition of Common Areas.  The term "Common Areas" as used in this
          --------------------------
Lease shall include the Building Common Areas and the Newport Corporate Center Common Areas.

     (d) Landlord reserves the right from time to time, upon reasonable prior notice to Tenant and without either expense to Tenant or unreasonable or prolonged interference with Tenant's use:

         (i) To install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Premises, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises for the benefit of the Premises or other parts of the Building;

       (ii) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, (as long as the parking ratio of four (4) parking spaces per 1000 square feet of Useable Area, as stated in Section 34.6 is maintained) parking areas (as long as not substantially different from the plans approved by Tenant for such parking areas), loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways;

      (iii) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available and the maintenance promptly started and diligently pursued to completion;

       (iv) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building, or any portion thereof;

        (v) To establish, reasonably modify or change rules governing the move-in and move-out procedures of Tenant's furniture, equipment, and fixtures, so long as not adversely discriminatory against Tenant compared to other tenants of the Building and effective only after Tenant has received a copy of such rules;

       (vi) To designate other land located within Newport Corporate Center to be part of the Newport Corporate Center Common Areas for the use of all tenants of Newport Corporate Center associated with a building yet to be built now known as Five Newport;

      (vii) To add additional improvements to the Common Areas which, with respect to the Building Common Areas shall be for the general benefit of all tenants of the

Building and, with respect to the Newport Corporate Center Common Areas shall be for the general benefit of the Newport Corporate Center.

      Nothing contained in this Section 1.5(d) shall (1) limit Landlord's right to charge or Tenant's obligation to pay "Operating Costs" as that term is defined in Section 4.3 below, or (2) expand on Landlord's right to charge or Tenant's obligation to pay capital costs as set forth in Section 4.3 below. In addition, notwithstanding the provisions of this Section to the contrary, Tenant shall have the right to approve alterations to the Common Areas which materially affect the Building (other than alterations required by governmental authorities) during such time(s) as Tenant occupies the entire Building.

     (e) If Landlord makes any changes, alterations or additions to the Premises, the Common Areas, or to the Newport Corporate Center common areas (including, without limitation, the construction of new buildings), such changes, alterations or additions shall not interfere with the public accessibility to the Premises, including without limitation Tenant's parking, and shall not interfere with Tenant's utility services, including without limitation all electricity, gas, water, sewer, and telecommunications services to the Premises. If such interference should occur for any reason, Landlord shall make immediate efforts to restore such accessibility or services in coordination and cooperation with Tenant. Further, if such interference should occur due to the acts or omissions of Landlord or its agents, then following notice to Landlord and two (2) business days' opportunity to cure the interference, Rent due under this Lease shall abate to the extent of the interference from the date of the interference until such interference is cured and Tenant shall be entitled to recover its damages arising from such interference (excluding consequential damages such as lost profits).

     (f) Since Tenant is also an existing tenant of the existing building ("Newport Terrace") to the north of the Building as well as other buildings in the Newport Corporate Center, the parties anticipate the need for Landlord to take reasonable steps to minimize any interference with the operation of Tenant's business at Newport Corporate Center and Tenant's quiet enjoyment during the period in which the balance of Newport Corporate Center is constructed (including the construction of the Building as well as any future buildings). Therefore, Landlord shall give Tenant advance notice on a regular basis of construction activities at Newport Corporate Center, and particularly of any activity at Newport Corporate Center that may result in interference with Tenant's operations at the buildings occupied by Tenant. Examples of these activities might include excavation around existing utilities, grading and construction of roads, and access ways, and work on drainage systems. To the extent reasonably possible, Landlord shall accommodate Tenant's wishes concerning any planned interruptions of access or utilities at the buildings occupied by Tenant. Any such planned interruptions shall be done in consultation and coordination with Tenant. Any accidental interference by Landlord with Tenant's use of space at Newport Corporate Center, whether interference with access, utilities or otherwise, shall be promptly remedied by Landlord. If interference with Tenant's use of the Premises should occur due to the acts or omissions of Landlord or its agents, then following notice to Landlord and two
(2) business days' opportunity to cure the interference, Rent due under this Lease shall abate to the extent of the interference from the date of the interference until such interference is cured and Tenant shall be entitled to recover its damages arising from such interference (excluding consequential damages such as lost profits). The same provision as is set forth in the preceding sentence shall be included in each of the Amendments (as defined in Section 36 below) to cover the space leased by Tenant in the other buildings in Newport Corporate Center.

     (g) In the event of any interference with Tenant's use of the Premises which is not due to the acts or omissions of Landlord or its agents nor due to the acts or omissions of Tenant or its agents and such interference is not remedied within one hundred twenty (120) days from the date of interruption, Rent due under this Lease shall abate to the extent of the interference from the date of the interference until such interference is cured.

  1.6    Exclusive Expansion Right.  Landlord hereby grants Tenant an exclusive
         -------------------------
expansion right to lease the entire fifth (5th) floor, or the entire sixth (6th) floor, or the entirety of both the fifth (5th) and sixth (6th) floors of the Building (the "Four Newport Expansion Space") on the terms set forth in this
Section 1.6. The Four Newport Expansion Space encompasses approximately 52,853 square feet of rentable area and 46,056 square feet of useable area, as delineated on Exhibits "A-6" -"A-7", subject to final measurement and space planning according to the BOMA Standard. This exclusive expansion right is subject to the following terms and conditions:

     (a)  Exercise.  Tenant exercises this exclusive expansion right by giving
          --------
Landlord written notice of exercise (the "Exercise Notice") on or before 6:00 p.m. Seattle, Washington time on the date which is the later to occur of November 12, 1998, or twelve (12) months prior to the date of Substantial Completion (based on the estimated date of Substantial Completion as set forth in the Construction Agreement (as defined below in Section 2.1(b)) and as such estimated date may change from time to time based on the most recent schedule prepared by the General Contractor). The Exercise Notice shall state the amount of the Four Newport Expansion Space it wishes to add to the Premises under this Lease, which must be the entire fifth (5th) floor, or the entire sixth (6th) floor, or the entirety of both floors. Notice is not effective if Tenant is in default under this Lease at the time of the exercise. If, within ninety (90) days following Tenant's delivery of the Exercise Notice, the Scheduled Substantial Completion Date (as defined in the Construction Agreement) in effect on the date of the delivery of Tenant's Exercise Notice is changed to a date more than ninety (90) days later than such Scheduled Substantial Completion Date, then Tenant shall have three (3) business days from Tenant's receipt of notice of such change to rescind the Exercise Notice by giving written notice of rescission to Landlord. Landlord agrees to notify Tenant of any changes in the Scheduled Substantial Completion Date when Landlord becomes aware of such changes.

     (b)  Addition to Premises.  If Tenant exercises this exclusive expansion
          --------------------
right in accordance with Subsection 1.6(a) above, then the portion of the Four Newport Expansion Space described in the Exercise Notice shall be added to the definition of Premises so that it is constructed in accordance with this Lease and leased to and rent is payable by Tenant beginning on Substantial Completion of the Tenant Improvements for the applicable portion of the Four Newport Expansion Space, including Rent (defined in Section 3 below) and otherwise leased on the same terms and conditions as contained in this Lease. An amendment to this Lease shall be prepared by Landlord and signed by the parties adding that portion of the Four Newport Expansion Space stated in the Exercise Notice to the Premises under this Lease, including Exhibits similar to those attached as Exhibit "A-6" and "A-7" describing such space.

     (c)  Termination.  This exclusive expansion right automatically terminates
          -----------
at 6:01 p.m. on the date which is the later to occur of November 12, 1998, or twelve (12) months prior to the date of Substantial Completion (based on the estimated date of Substantial Completion as set forth in the Construction Agreement and as such estimated date may change from time to time based on the most recent schedule prepared by the General Contractor), and Landlord shall thereafter be free to lease the Four Newport Expansion Space to any third party that is not a Direct Competitor (as defined in Section 1.8 below).

     (d)  Limitation.  This exclusive expansion right is not assignable
          ----------
separate and apart from this Lease, and may only be exercised by Tenant or its assignee as permitted under Section 8 of this Lease.

  1.7  Right of First Opportunity. Landlord hereby grants Tenant a "Right of
       --------------------------
First Opportunity" to lease any space which becomes available in the One Newport Building (the "Opportunity Space"), which space is legally described in Exhibit "A-8" attached hereto, and delineated on Exhibits "A-9" through "A-12" attached hereto. This Right of First Opportunity is subject to the following terms and conditions:

     (a)  Availability of Opportunity Space.  Opportunity Space shall be deemed
          ---------------------------------
available for purposes of triggering Landlord's Notice (as defined below) when one hundred fifty (150) or fewer days remain in the term of any lease of any such Opportunity Space (subject, however, to any existing leases, rights of extension or other option rights of leases existing on the date hereof). If, however, the tenant who has possession of and/or rights to the affected Opportunity Space does not vacate the Opportunity Space at the end of the lease term and if Tenant elects to lease that Opportunity Space, then Landlord shall promptly undertake eviction proceedings to make the space available and pursue them to completion at its cost, but shall have no liability to Tenant for delay in delivering possession of such space. Within three (3) days of Tenant's request, Landlord shall provide Tenant with a list of all anticipated dates and square footages of Opportunity Space which may become available.

     (b)  Landlord's Notice.  Landlord shall give Tenant written notice
          -----------------
("Landlord's Notice") at such time as any portion of the Opportunity Space becomes available. Tenant shall have ten (10) working days from receipt of Landlord's Notice to elect to take the Opportunity Space described in Landlord's Notice. Tenant must make this election by written notice to Landlord within this ten (10) working day period. Tenant's election to lease the Opportunity Space offered is not effective if Tenant is in default under this Lease at the time of Tenant's election or on the first day of the lease of such space. If Tenant fails to exercise its Right of First Opportunity following receipt of a Landlord's Notice within the ten (10) working day period, then Landlord is free to lease that portion of the Opportunity Space described in Landlord's Notice to any third party on any terms within six (6) months following the expiration of such ten (10) working day period. If Landlord does not lease that portion of the Opportunity Space described in Landlord's Notice within such six (6) month period, Tenant's Right of First Opportunity with respect the space described in Landlord's Notice shall continue with respect to that space. If Tenant exercises its Right of First Opportunity with respect to any Opportunity Space, Tenant shall not have any future right of first opportunity on that particular Opportunity Space.

     (c)  Terms of Opportunity Space Lease.  If Tenant elects to lease
          --------------------------------
Opportunity Space described in any Landlord's Notice, Tenant's lease of the applicable Opportunity Space shall commence on the date Tenant takes occupancy of such space (so long as Tenant does not delay its occupancy for reasons within its control for more than sixty (60) days following the date such space becomes vacant, in which case the lease of such space shall commence on the sixtieth
(60th) day following such date). The lease of such Opportunity Space shall be for a minimum lease term of three (3) years and shall otherwise be based on fair market terms and conditions at the time the First Right of Opportunity is exercised, including Basic Rent (described in Section 3 below), storage rent, parking charges, and on such other terms and concessions as the parties may in good faith negotiate, using this Lease as a starting point; provided, however, if Landlord and Tenant are unable to agree on such fair market terms within thirty (30) days following Landlord's receipt of Tenant's notice of Tenant's election to lease the applicable Opportunity Space, then the "fair market terms" shall be determined in accordance with the appraisal procedure described in
Section 2.2(a) below provided, however, the determination of "fair market terms" shall not be limited to a determination of Basic Rent but shall include a determination of all essential business terms including, without limitation, Basic Rent, lease term, renewal options, allowances, storage space rent, parking charges, and any other Landlord concessions. If the fair market terms are determined through the procedure described in Section 2.2(a), Landlord and Tenant agree that the provisions of this Lease other than the business terms shall be used for the lease of the applicable Opportunity Space. Landlord shall not be required to pay any brokerage commissions with respect to leases of the Opportunity Space as provided in this Section.

    (d)  Termination. This Right of First Opportunity automatically terminates
         -----------
 on the date which is twelve (12) months prior to the expiration of the Term of this Lease (including any Extended Terms as described in Section 2.2 below).

    (e)  Limitation.  This exclusive expansion right is not assignable
         ----------
separate and apart from this Lease, and may only be exercised by Tenant or its assignee as permitted under Section 8 of this Lease.

  1.8  Leases With Direct Competitors and Software Companies.  For the purposes
       -----------------------------------------------------
of this Lease, the term "Direct Competitor" shall mean Wall Data and Walker, Ritcher, Quinn, and their successors. For so long as Tenant leases and occupies the Premises pursuant to the provisions of this Lease, Landlord agrees not to enter into any lease(s) for space in Newport Corporate Center with a Direct Competitor. This prohibition shall not apply to assignments or subleases of existing leases. In addition, commencing with the date Tenant exercises its Expansion Right pursuant to Section 1.6 above with respect to the fifth (5th) floor of the Building, and continuing for so long as Tenant leases and occupies floors one (1) through five (5) of the Building pursuant to the terms of this Lease, Landlord shall not, without Tenant's prior written consent, enter into a lease with a software company for space in the Building.

2.  TERM

  2.1  Initial Term.  The term of this Lease shall be for a period of six and
       ------------
one-half (6.5) years, as extended as provided in Subsection 2.1(a) below if the Commencement Date falls on a date other than the first of the month ("Initial Term"). The Initial Term as well as the Tenant's obligation to pay Rent shall commence on the date (but not prior to September 30, 1999, and subject to the provisions of Subsection 2.1(e) below) of Substantial Completion of Floors 1 through 4 of the Building (the "Commencement Date"); except that if, after the execution of this Lease, Tenant's design decisions, revisions, or additional work of Tenant or it's agents or architect delays Substantial Completion, then to the extent such delay is determined to be caused by or attributable to Tenant or its agents or architect, the Commencement Date which would otherwise be established shall be accelerated to a new date by the number of days of said delay. See Exhibit "C" attached hereto for further provisions regarding Substantial Completion delay procedures.

     (a) The terms and provisions of this Lease are effective as of the date of this Lease. If the Commencement Date does not occur on the first day of the month, then the Term shall be extended by the number of days remaining in that fractional first month such that the Termination Date is the last day of a month. In that event, however, the fractional month shall be added to the end of the Initial Term for the purposes of determining Basic Rent under Section 3.1 below and Tenant shall pay Rent for the fractional first month on a per diem basis (calculated on the basis of a thirty-day month) until the first day of the month following the Commencement Date. Thereafter the Basic Rent, as well as the Tenant's share of Operating Costs (defined herein) shall be paid in advance in equal monthly installments on the first day of each and every month. Upon the Commencement Date, the parties shall execute a written acknowledgment of this Lease setting forth the precise Commencement Date and expiration date (the "Expiration Date") of this Lease. Said acknowledgment shall be in the form attached hereto as Exhibit "D". Failure to execute such acknowledgment, however, shall not affect Landlord's or Tenant's liability hereunder.

     (b)  Early Possession.   If Landlord offers and Tenant chooses to occupy
          ----------------
the Premises and performs its regular business operations therein prior to the Commencement Date set forth in Section 2.1, then the Commencement Date shall be such date of such occupancy. Tenant's occupancy prior to the originally scheduled Commencement Date shall be subject to all the provisions of this Lease and shall not advance the Expiration Date. Tenant shall have the right of access to the Premises prior to the Commencement Date as provided in Section 3.3.2 of the Construction Agreement for Lease attached hereto as Exhibit "C" (the "Construction Agreement").

     (c)  Landlord Delay.  If for any reason, other than a Tenant delay or a
          --------------
delay for any of the reasons stated in Section 31, Landlord cannot deliver possession of the Premises to Tenant on or before October 15, 1999 (the "Scheduled Substantial Completion Date"), then subject to the provisions of the Construction Agreement relating to such delay, the following shall occur: (i) the Commencement Date shall be the date of Substantial Completion, (ii) the liquidated damages set forth in the Construction Agreement shall apply, (iii) the Expiration Date shall be adjusted so that the length of the Term remains as provided in Section 2.1 and (iv) Landlord and Tenant shall execute an amendment to this Lease setting forth the adjusted Commencement Date and Expiration Date.

     (d)  Liquidated Damages and Termination Rights.  Anything in this Lease
          -----------------------------------------
to the contrary notwithstanding, the parties agree that the actual damages that Tenant would suffer as a consequence of delays in Substantial Completion beyond the Scheduled Substantial Completion Date are too difficult to quantify, and that in the event of such a delay, not due to a

Tenant delay and not due to a delay for any of the reasons described in Section 31 below ("Force Majeure"), the following liquidated damages and remedial actions are agreed by the parties:

       (i)  Liquidated Damages.  The liquidated damages provisions of Section
            ------------------
7.4 of the Construction Agreement shall apply.

       (ii) No Rent.  Until Substantial Completion occurs, no Rent is due
            -------
under this Lease.

       (iii)  Tenant's Right to Terminate. If Substantial Completion does not
              ---------------------------
occur on or by April 1, 2000, then Tenant may terminate this Lease and the Amended and Restated Newport Terrace Lease (as defined in Section 36 below) by notice to Landlord, which notice must be given on or before April 10, 2000, and shall be effective April 30, 2000. If Tenant does not elect to terminate this Lease and the Amended and Restated Newport Terrace Lease by giving notice thereof by April 10, 2000, this Lease and the Amended and Restated Newport Terrace Lease shall continue in full force and effect. If Tenant elects to terminate, the provisions of subsection 2.1(d)(v) below shall be effective.

     (iv) Landlord's Right to Terminate.  If Substantial Completion does not
          -----------------------------
occur on or by July 1, 2000, due to delays beyond Landlord's control, then Landlord may terminate this Lease and the Amended and Restated Newport Terrace Lease by notice to Tenant, which notice must be given on or before July 10, 2000, and shall be effective July 30, 2000. If Landlord does not elect to terminate this Lease and the Amended and Restated Newport Terrace Lease by giving notice thereof by July 10, 2000, this Lease and the Amended and Restated Newport Terrace Lease shall continue in full force and effect. If Landlord elects to terminate, the provisions of subsection 2.1(d)(v) below shall be effective.

    (v)  Effect of Termination.  If either Tenant terminates this Lease under
         ---------------------
subsection 2.1(d)(iii) above or Landlord terminates this Lease under subsection 2.1(d)(iv) above, then:

         (1) All of the terms and conditions of the Newport Terrace Lease, Newport Tower Lease, One Newport Lease and Two Newport Lease (as those terms are defined in Section 36 below) shall remain in full force and effect as they existed prior to this Lease and the Amendments (as defined in Section 36), including the Amended and Restated Newport Terrace Lease, shall be null and void;

         (2) Tenant shall have the option to renew the Newport Tower Lease, One Newport Lease and Two Newport Lease for a minimum of five (5) years at the end of the existing terms in accordance with the terms and provisions of the Amendments; and

         (3) Tenant shall reimburse Landlord for the full Newport Terrace Allowance (as defined in the Amended and Restated Newport Terrace Lease) or, in the alternative, shall exercise its option to renew the Newport Terrace Lease for five (5) years in accordance with the terms and provisions of the Newport Terrace Lease provided, however, if Tenant renews the Newport Terrace Lease, Landlord shall not be obligated to provide any allowance other than the Newport Terrace Allowance.

       (e)  Interim Space. Landlord agrees to lease to Tenant approximately
            -------------
17,000 rentable square feet of space in Newport Tower in the location identified on Exhibit "A-13" attached hereto (the "Interim Space") at the rate of $16.50 per square foot, triple net, commencing on or about April 1, 1999, and continuing until the first to occur of Substantial Completion or the termination of this Lease. Except with respect to the business terms, the lease agreement for the Interim Space shall be based on the format and legal provisions of this Lease. Landlord and Tenant shall use their reasonable best efforts to prepare a mutually acceptable short term lease agreement within sixty (60) days after the date of this Lease.

       (f)  Delay in Occupancy.  Notwithstanding the above provisions of this
            ------------------
Section 2.1 to the contrary, if Substantial Completion occurs between November 1, 1999 and December 31, 1999, Tenant may, by written notice to Landlord within five (5) days of Substantial Completion, elect not to take occupancy of the Premises until February 10, 2000, in which case the Commencement Date shall be January 10, 2000; provided, however, if Substantial Completion occurs between November 1, 1999 and December 31, 1999, Tenant may, by notice to Landlord at any time between the date of Substantial Completion and January 10, 2000, elect to occupy any portion of the Premises, in which case Tenant shall pay Rent on all space which Tenant elects to occupy (as well as Rent on other space occupied by Tenant in other buildings) and Basic Rent shall be paid at the per square foot rate specified for Years 1 - 2 of the Lease Term in Section 3.1 below .

  2.2  Option to Extend. Landlord hereby grants to Tenant the right, privilege,
       -----------------
and option to extend the Term of this Lease for three (3) periods of five (5) years ("First, Second and Third Extended Terms" respectively), from the date of expiration of the Initial Term, upon the same terms and conditions as herein contained, except Basic Rent. Basic Rent shall be determined in the method set forth below for each Extended Term. Tenant shall give written notice to Landlord at least three hundred sixty (360) days prior to the expiration of the then expiring Term of Tenant's intention to exercise said option. In the event that Tenant fails to give notice by the specified deadline of its intention to exercise said option, then Tenant's right to extend this Lease for the remaining available Extended Terms shall terminate and be of no further force and effect.

       (a) If Tenant validly exercises its option to extend the Term of this Lease as herein provided, Basic Rent shall be adjusted as of the first day of the applicable Extended Terms as follows:

            (i) Commencing within ten (10) days after Landlord's receipt of Tenant's notice of its intention to exercise its option, Landlord and Tenant shall attempt to agree upon Basic Rent for the Premises for the applicable Extended Term, such rent to equal one hundred percent (100%) of the estimated fair market rental value of the Premises for the applicable Extended Term. If the parties are unable to agree upon the Basic Rent within thirty (30) days after Landlord's receipt of the notice, then within thirty (30) days thereafter each party, at its own cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years full-time commercial real estate appraisal experience in the area in which the Premises are located to appraise and set the Basic Rent for the applicable Extended Term. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of its appraiser, the single appraiser appointed shall be the sole appraiser and shall set Basic Rent for the applicable Extended Term. If each party shall have so appointed an appraiser, the two appraisers shall meet promptly and attempt to set the Basic Rent for the applicable Extended Term. If the two appraisers are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to select a third appraiser meeting the qualifications herein stated within ten (10) days after the last day the two appraisers are given to set Basic Rent. If the two appraisers are unable to agree on the third appraiser within such ten (10) day period, either of the parties to this Lease, by giving five (5) days notice to the other party, may apply to the then presiding judge of the Superior Court of King County for the selection of a third appraiser meeting the qualifications stated in this paragraph. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

            (ii) Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set Basic Rent for the applicable Extended Term. If a majority of the appraisers are unable to agree upon the Basic Rent within the stipulated period of time, the three appraisals shall be added together and their total divided by three (3). The resulting quotient shall be the Basic Rent for the Premises during the applicable Extended Term. If, however, the low appraisal and/or the high appraisal is/are more than five percent (5%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one (1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2), and the resulting quotient shall be Basic Rent for the Premises during the applicable Extended Term.

            (iii) For purposes of determining the Basic Rent for an Extended Term, including the determination of Basic Rent by the appraisers, the "fair market rental value" shall be based on the actual rental rates which ready and willing renewal tenants are paying as of the date of the notice of Tenant's election to extend the Term, as annual rent for a primary renewal premises (as distinguished from the rent payable for a sublet premises or with respect to an assignment of an interest in an existing lease or for the initial term for newly constructed or existing premises) to a ready and willing landlord of such primary renewal premises for space comparable to the Premises in a building comparable to the Building. Rental rates quoted or used under sublease agreements shall be considered rates of special circumstances and shall be excluded from the definition of "fair market rental value" under this Section.

            (iv) Notwithstanding the above to the contrary, such arbitration procedure shall be completed prior to the commencement date of the Extended Term and shall be final, binding and non appealable.

       (b) If Tenant timely and properly exercises an option to extend, then Landlord agrees to provide Tenant with an allowance (the "Renewal Allowance") with respect each option exercised for the actual cost to re-paint and re-carpet the Premises (the "Renewal Improvements") in Building standard materials as defined in the Building Standard Tenant Improvement Specifications attached hereto as Exhibit "C-5". The Renewal Allowance shall be paid by Landlord to Tenant within ten (10) days of completion of the Renewal Improvements and receipt by Landlord of copies of paid invoices for the Renewal Improvements.

        (c) The option to extend the Term in this Section is not assignable separate and apart from this Lease, and may only be exercised by Tenant or its assignee as permitted under Section 8 of this Lease.

        (d) If Tenant timely and properly exercises its option to extend, then Landlord and Tenant shall within fifteen (15) days after the determination of Basic Rent for the Extended Term in question, execute an amendment to this Lease extending the Term on the terms and conditions set forth in this Section 2.2.

       (e) Tenant shall not have the right to exercise the option to extend, notwithstanding anything to the contrary set forth above:

            (i) During the time commencing from the date Landlord gives to Tenant a written notice that Tenant is in material nonmonetary default under any provisions of this Lease, and continuing until the default alleged in said notice is cured; or

            (ii) During the period of time commencing on the day that written notice is given that a monetary obligation to Landlord is due from Tenant and unpaid continuing until the obligation is paid.

       (f) The period of time within which the option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise the option because of the provisions and/or restrictions in Section 2.2(e).

       (g) All rights of Tenant under the provisions of this option shall terminate and be of no further force or effect even after Tenant's due and timely exercise of the option, if after such exercise, but prior to the first day of the Extended Term in question, (1) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of five (5) business days after written notice thereof from Landlord; or (2) Tenant fails to commence to cure a default within thirty (30) days after the date Landlord, during the term of this Lease, gives notice to Tenant of such default; provided, however, the time periods set forth in this subsection shall be tolled during the time period necessary to resolve any dispute if Tenant is, in good faith, contesting an alleged default.

3.   BASIC RENT

     3.1  Annual/Monthly Rent, Tenant shall pay to Landlord the annual and
          -------------------
monthly Rent defined below, (the "Basic Rent") for the Premises, which is subject to adjustment in accordance with Section 1.3 and Section 1.6 above.


-----------------------------------------------------------------------------------------------------
        Period              Rate/SF of Rentable          Monthly Rent               Annual Rent
                                   Area
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Years 1 - 2                     $19.00                  $158,853                $1,906,232
-----------------------------------------------------------------------------------------------------
 Years 3 - 4                     $20.00                  $167,213                $2,006,560
-----------------------------------------------------------------------------------------------------
   Year 5                        $22.00                  $183,935                $2,207,216
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Years 6 - 6.5                              $23.00                  $192,295                $2,307,544
-----------------------------------------------------------------------------------------------------

Each monthly installment shall be paid, in advance, on the first day of each and every calendar month during the Term unless the Commencement Date is on a day other than the first day of a calendar month, in which event the Basic Rent for such month shall be prorated as provided above.

     3.1A.  Link Rent.  When Substantially Completed, Tenant shall pay
            ---------
Landlord $6.35 per square foot (per BOMA) of the Link as Rent for the Link in the same manner and time as the payment of Basic Rent through the initial Term and such Rent shall be increased for any Extended Terms in an amount equal to the percentage change in Basic Rent for the Extended Terms for the same period.

     3.2  Definition of Rent.  All amounts due from Tenant to Landlord under
          ------------------
this Lease other than Basic Rent shall be due as "Additional Rent." The terms "Rent" and "Rental" as used in this Lease shall mean all amounts to be paid hereunder by Tenant whether those sums are designated Basic Rent or Additional Rent or otherwise and as adjusted by the terms of this Lease. Failure by Tenant to pay any sum of Rent due under this Lease shall entitle Landlord to pursue any or all remedies specified in this Lease as well as remedies specified in RCW Chapter 59.12 or otherwise allowed by law, subject to Landlord giving Tenant prior notice of such default and the expiration of any applicable cure period without cure having been accomplished.

     3.3  Payment of Base Rent - No Deduction or Offset, The Tenant shall pay
          ---------------------------------------------
said Rent to Landlord (checks should be made out to Bentall Newport Centre L.L.C.), at the office of Landlord at 3650 131st Avenue S.E., Suite 620, Bellevue, WA 98006-1334, or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant, without demand and without deduction, setoff or counterclaim, except as otherwise provided herein. If Landlord shall at any time or times accept said Rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as a waiver of any or all of Landlord's rights hereunder. In the event Rent is not paid when it becomes due, Tenant shall pay interest at the rate of two percent (2%) per annum above the prime rate charged from time to time by Seafirst Bank on all late payments past due.

4.   RENTAL ADJUSTMENT - OPERATING COSTS

     4.1  Acknowledged Net Terms. Tenant acknowledges that this Lease is, in all
          ----------------------
respects, considered to be a net Lease and it is the intent of the parties that Tenant shall pay for its Tenant's Percentage (defined below) of the Operating Costs (defined below) relating to the Building, Real Property, and Common Areas. All Operating Costs shall be treated as Additional Rent hereunder.

    4.2  Tenant Percentage.
         -----------------

         (a)  Building.  Tenant shall, for each calendar year of the Lease term,
              --------
or any Extended Term, pay to Landlord as Additional Rent Sixty-five and 50/100 Percent (65.50%)

("Tenant's Percentage") (subject to adjustment upon re-measurement of the Premises and/or Building prior to the Commencement Date and if Tenant exercises Tenant's exclusive expansion right to lease additional space on the fifth (5th) and/or sixth (6th) floors of the Building) of the Operating Costs of the Building, Building Common Areas and Real Property; provided, Real Property taxes and assessments will be prorated in the event of a partial lease year. If an Operating Cost is not attributable to one hundred percent (100%) of the Building, Building Common Areas or Real Property, then Tenant shall pay its reasonable proportionate share thereof. Tenant shall pay 100% of any Operating Costs directly attributable to Tenant's Premises, not resulting from the negligence or intentional misconduct of Landlord, its agents and invitees.

        (b)  Newport Corporate Center. If an Operating Cost is attributable to
             ------------------------
the Newport Corporate Center Common Areas, "Tenant's Percentage" of such cost shall be based on the total rentable square footage of Newport Corporate Center and, as of the date of this Lease, is Fourteen and 83/100 percent (14.83%) (subject to the same adjustment as Tenant's Percentage set forth above).

   4.3  Operating Costs Definition.
        --------------------------

        (a) Except as otherwise excluded in subsection 4.3(b) below, the term "Operating Costs" shall include all Operating Costs incurred in maintaining and operating the Building, Real Property and Common Areas. The Operating Costs shall include (without limiting the generality of the foregoing) the following:

            (1) all real estate taxes and assessments on the Real Property and Building which are attributable to the Lease term;
            (2) heat, air conditioning, utilities, insurance, janitorial and cleaning services;
            (3) a management fee (to cover the cost of salaries, wages, payroll taxes and other personnel cost of engineers, superintendents, and other employees in connection with the maintenance and operation of the Premises, Building and Real Property) in an amount equal to three and one-half percent (3.5%) of gross rent in the Building (defined as Basic Rent and Operating Costs less real estate taxes, assessments, insurance and excess electrical consumption, and excluding payment of the Link and Excess Cost Amortization (as defined in the Construction Agreement), Rent paid for the Link and Storage and, if Tenant elects to provide certain services as allowed under Section 6.1(b) or 6.1(e), less the cost of the services provided by Tenant);
            (4) all charges under third party maintenance and service contracts for heating and air conditioning equipment and controls, exterior window cleaning and Building and parking facilities maintenance;
            (5)  security;
            (6)  insurance provided by Landlord as set forth in Section 13;

            (7) personal property taxes (if any) in connection with personal property used in the operation of the Building and Real Property (but not for any particular tenant);
            (8) maintenance, operation, repair and replacement expenses and supplies for the Building, Real Property, and Building Common Areas which are deducted for any calendar year and not capitalized under generally accepted accounting principles
                 (GAAP) and practices, consistently applied;
            (9) maintenance, operation, repair and replacement expenses and supplies for the Newport Corporate Center Common Areas which are deducted for any calendar year under generally accepted accounting principles (GAAP) and practices, consistently applied, which may include, without limitation, landscaping, sweeping, flower rotations, storm drains, and pressure washing, but will specifically exclude costs associated with a common fitness center, common day care, or common deli;
            (10) capital purchases charged to all tenants of the Building by amortizing the cost thereof over the allowable useful life and to the extent they are made for and directly contribute to the lowering of the Operating Costs; and
            (11) landscape fees.

Real estate taxes shall be deemed to be the taxes payable in the respective calendar years, even though the levy or assessment thereof may be for a different fiscal year, and shall include all real and personal property taxes and assessments imposed by any governmental authority or agency on the Building and Real Property; any assessments levied in lieu of taxes; any non-progressive tax on or measured by gross rentals received from the rental of space in the Building; and other costs levied or assessed by, or at the direction of, any federal, state, or local government authority in connection with the use or occupancy of the Premises or the parking facilities serving the Premises; any sales or excise tax on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises and any expenses, including costs of attorneys or experts, reasonably incurred by Landlord solely for the purpose of seeking reduction by the taxing authority of the above-referenced taxes, but shall not include any income, franchise, capital stock, estate or inheritance taxes. Landlord agrees to make reasonable efforts so all assessments against the Real Property and Building are at favorable interest rates and are calculated based on payment of all assessments over the longest permitted time.

          (b) Notwithstanding anything to the contrary herein, Operating Costs shall not include the following:
               (1)  leasing commissions;
               (2) payments of principal or interest on any mortgages, deeds of trust, ground leases or other encumbrances upon the Real Property or Building;
               (3) repairs to the foundation, structural, roof and window system repairs and replacements (unless such items are ordinary maintenance and repair items, in which event they are included as Operating Costs under subsection 4.3(a));
               (4) all costs incurred in connection with the original construction of the Building and Tenant Improvements;
               (5) capital improvements, replacements and expenditures, which under generally accepted accounting principles (GAAP) and practices, consistently applied, would be classified as capital expenditures (except as allowed in subsection 4.3(a) above);
               (6) depreciation of machinery, tools and equipment (except as allowed in Subsection 4.3(a) above);
               (7) any bad debt, Rent loss, or reserves for bad debts or Rent loss;
               (8) any expense for which Landlord is compensated through proceeds of insurance;
               (9) unreasonable consulting fees, market study fees, advertising and promotional expenditures;
               (10) legal, accounting or auditing fees (except as allowed in
                    Subsection 4.3(a);
               (11) governmental fines, penalties or interest imposed upon
                    Landlord except governmental interest imposed on assessments;
               (12) damages incurred by Landlord for any default, breach, claim, judgment or settlement arising out of this Lease;
               (13) finance charges for any future capital expenditures;
               (14) fees, costs or expenses incurred in refinancing the Building or Real Property;
               (15) taxes on the sale or transfer of any ownership of or
                    interest in the Building or Real Property;
               (16) repairs and replacements arising from construction and design defects;
               (17) depreciation of the Building, Premises or Tenant
                    Improvements;
               (18) lease or rent payments or leasing or rental costs or
                    expenses for leased equipment unless such costs or equipment are used for normal maintenance or repair procedures and are equitably assessed by Landlord if used for other buildings,
               (19) cost of repair of the Building caused by fire or other casualty or due to the exercise of the right of eminent domain;
               (20) any costs related to public transportation, transit, or vanpool, unless imposed by governmental authority or at the request of Tenant;
               (21) taxes attributable to Landlord's income, excess profit taxes, franchise taxes, costs or other taxes on Landlord's business, costs of selling, syndicating, financing, mortgaging and costs of any disputes between Landlord and its employees agents, contractors or building management;
               (22) executive salaries;
               (23) expenses incurred for the leasing, renovating or improving space in the Building for tenants and costs (including permit, license and inspection fees) incurred in building, renovating, improving, decorating, painting, or redecorating vacant space for tenants;
               (24) costs (including increased insurance premiums) incurred because Landlord or another tenant violated the terms of this Lease or any other lease;
               (25) compensation paid to clerks, attendants, or other persons in commercial concessions operated by Landlord;
               (26) items and services for which Tenant reimburses Landlord or pays third parties or that Landlord provides selectively to one or more tenants of the Building other than Tenant without reimbursement;
               (27) costs incurred to remedy structural defects in original construction materials or installations, or to remedy defects or violations in the Building by reason of any laws;
               (28) any costs, fines, or penalties incurred because Landlord violated any Law, government rule or authority; and
               (29) original construction costs of the roads, interchanges, traffic signals, access ways, drainage systems, detention ponds, street signs, street lights, curbs and gutters, and all other infrastructure improvements and betterments of the area surrounding the Building, and any one-time water or sewer connection fees for the Building,
               (30) costs incurred to test, survey, cleanup, contain,
                    abate, remove, or otherwise remedy hazardous wastes or asbestos-containing materials from the Building, unless the wastes or asbestos-containing materials were in or on the Building because of Tenant's negligence or intentional acts;
               (31) overhead and profit paid to subsidiaries or affiliates of
                    Landlord for management or other services on or to the Building for supplies or other materials, to the extent that the costs of the services, supplies, or materials exceed the competitive costs of the services, supplies, or materials were they not provided by the subsidiary or affiliate;
               (32) advertising and promotional expenditures;
               (33) expenses for the replacement of any item to the extent covered under warranty;
               (34) if Landlord charges for parking at the Building, the costs of Landlord's parking facilities personnel or, if Landlord contracts with a third-party operator, the costs of such parking facilities operator, except to the extent that such costs exceed the revenue generated from the parking facilities;
               (35) assessments or charges of any kind for capital improvements to the Building or surrounding area called for by any governmental authority;
               (36) marketing expenses and the costs of promotions for the
                    Building or any tenant therein; and

               (37) costs of construction or maintenance of any common area improvements to benefit retail tenants in the Building. Landlord shall not recover any item of cost more than once.

  4.4  Operating Costs and Adjustment. Before the commencement of each calendar
       ------------------------------
year of the Lease term, or as soon thereafter as practicable, Landlord will notify Tenant in writing of Landlord's good faith estimate of the Operating Costs and Tenant's Percentage times said Operating Costs for the next succeeding year (until the following January 1). Effective January 1 and each month thereafter, Tenant shall pay to Landlord as Additional Rent one-twelfth (1/12th) of Tenant's Percentage of said estimated Operating Costs. On the next succeeding January 1, or as soon thereafter as possible, but not later than the next succeeding March 31, or upon sooner termination of the Lease, Landlord will compute Tenant's total rental adjustment for such previous year or portion thereof if applicable, based on the actual Operating Costs and, shall provide Tenant with a written statement showing the actual Operating Costs and Tenant's Percentage of said Operating Costs. Such statement shall provide an itemized breakdown of the actual Operating Costs. If the total amount of Additional Rent paid by Tenant for such previous year or portion thereof is less than Tenant's Percentage of actual Operating Costs, then Tenant shall pay Landlord any deficiency. If the total amount paid by Tenant for such previous year or portion thereof exceeds the Tenant's Percentage of actual Operating Costs, then Landlord shall credit such excess to the payment of Rent and Additional Rent which may thereafter become due. Any adjustment payment required to be made pursuant to this section shall be made within thirty (30) days after Landlord has notified Tenant thereof. Landlord shall make available for Tenant's review and upon request by Tenant, the accounting information on which any Operating Cost adjustment is based. If this Lease commences at a time other than at the commencement of a calendar year, or expires at a time other than the expiration of the calendar year, Landlord shall estimate Tenant's contributions for that portion of the calendar year contained in the Lease term and Tenant shall pay such charge in equal monthly installments on the first day of those months of that calendar year which are in the Lease term. If at any time Landlord obtains or receives additional information regarding the actual amounts of the contributions, Landlord may, at its election, adjust the amount of the monthly installments due during the balance of the calendar year of the Lease term to reflect such additional information.

  Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage of Operating Costs for the year in which this Lease terminates Tenant shall within thirty (30) days pay any increase due over the estimated expenses paid and, conversely, if Tenant has otherwise complied with all other terms and conditions of this Lease, Landlord shall refund any excess to Tenant within thirty (30) days following the date of termination.

  Any increase in Tenant's Percentage of Operating Costs pursuant to this Section shall be deemed Additional Rent payable by Tenant hereunder, and in the event of nonpayment thereof, Landlord shall have similar rights with respect to such nonpayment as it has with respect to any other nonpayment of Basic Rent hereunder.

  4.5  Right to Audit.  Landlord agrees to keep books and records showing the
       --------------
Operating Costs in accordance with a system of accounts and accounting practices consistently maintained on a year-to-year basis. Tenant shall have the right to audit, at Tenant's expense, Landlord's books and records pertaining to Operating Costs and Real Property taxes. In the event that any such audit conducted in accordance with generally accepted accounting principles, consistently applied, reveals a discrepancy of five percent (5%) or more in Landlord's favor between Landlord's statement of the actual operating and tax costs for the calendar year and the amount of such operating and tax costs determined by such audit, then Landlord shall reimburse to Tenant the excess amount, if any, paid by Tenant and shall pay for the cost of such audit. Tenant's right to audit shall be limited to one
(1) time per calendar year. The time period covered by the audit shall be limited to the previous twenty-four (24) months from the date of such audit.

  4.6  Credits/Reimbursements.  Operating Costs shall be reduced by
       ----------------------
reimbursements, credits, discounts, reductions, or other allowances received or receivable by Landlord for items of cost included in Operating Costs. If Landlord receives a refund of any portion of real estate taxes that were included in the real estate taxes paid by Tenant, then Landlord shall reimburse Tenant its pro rata share of the refunded taxes, less any expenses that Landlord reasonably incurred to obtain the refund.

5.  SECURITY DEPOSIT

    It is hereby agreed that no security deposit will be required.

6.  UTILITIES AND SERVICES

    6.1  Landlord's Duties.  Provided that Tenant is not in default or beyond
         -----------------
any applicable cure period, under any of the material terms, covenants, conditions, provisions or agreements of this Lease, Landlord will provide the following services:

         (a) Maintain normal and usual Building business hours (the "Normal Business Hours"), Monday through Friday, from 7:00 a.m. to 6:00 p.m. and on Saturday from 8:00 a.m. to 1:00 p.m.; Sundays and holidays excepted.

         (b) Furnish utilities to provide for lighting, convenience power, and heat and air conditioning twenty-four (24) hours a day for the comfortable occupancy of the Premises; provided, however, utilities used by Tenant during other than the Normal Business Hours shall be billed to Tenant at the actual hourly rate charged to Landlord. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper function and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building chilled and hot water air conditioning supply lines. Tenant further agrees that without prior Landlord notice and approval, neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities. The cost of maintenance and service calls to adjust and regulate the air conditioning system shall be charged to Tenant if the need for maintenance work results from either Tenant's adjustment of room thermostats or Tenant's failure to comply with its obligations under this Section. In the event Tenant occupies the entire Building, Tenant shall have the right, upon notice to Landlord, to pay for Tenant's electricity directly to the utility provider so long as such payments are made as and when due. Landlord agrees not to install or utilize its own power plant for the Building without Tenant's prior written consent, which consent may be withheld in Tenant's discretion. In addition, Landlord agrees not to contract with an independent utility provider without Tenant's full involvement and Tenant's prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed, provided that it shall be reasonable for Tenant to withhold consent if the proposed utility provider is not a reputable quality utility provider, does not provide the services at competitive market rates, and does not have local maintenance and emergency response personnel.

         (c) Provide Tenant twenty four (24) hours per day, seven (7) days per week, fifty-two (52) weeks per year access to the Building and Premises without the requirement of prior notice to Landlord. Landlord shall provide Tenant with sufficient keys or access devices for Tenants employees and guests who will be utilizing the Premises. The cost of such keys or access devices shall be drawn from the Tenant Improvement Allowance. Landlord shall also provide security services for the Building comparable as to coverage, control and responsiveness (but not necessarily as to means for accomplishing same) to first class multi-tenant (unless the Building is a single tenant building) office buildings in the area in which the Building is located including, without limitation, electronic security monitoring of all entrances and exits to the Building on a twenty-four
(24) hour per day basis; provided, however, Landlord shall have no responsibility to prevent and Landlord shall not be liable to Tenant for any liability or loss to Tenant, its agents, employees and visitors arising out of losses due to theft, burglary, or damage or injury to persons or property caused by persons gaining access to the Building and Premises unless caused by Landlord's negligence. Tenant shall have the right to install an electronic security system within the Premises, serving only the Premises, at its sole cost and expense, provided, however, Landlord shall have the right to approve the design, plans and specifications for such security systems and the installations thereof.

         (d) Provide non-attended passenger elevator facilities during all working days (and on Saturday, Sunday and holidays provide at least one elevator subject to call). Tenant acknowledges that the elevator cars will not be equipped with card-key access devices.

         (e) Provide janitorial and maintenance services to the Premises in accordance with the Janitorial Services described in Exhibit "I" attached hereto provided the Premises are kept in reasonable order by Tenant. Any and all additional janitorial service desired by the Tenant shall be contracted for by the Tenant directly with Landlord's janitorial agent and the cost and payment thereof shall be and remain the sole responsibility of the Tenant. In addition, Tenant may elect to contract directly with Landlord's janitorial agent for normal janitorial and cleaning services for the Premises and may also elect to replace the lights in the Premises at Tenant's cost.

         (f) Make all repairs to the Premises, excluding repairs to or any special treatment of walls, floors or ceilings made by or at the request of Tenant and excluding repairs to any fixtures or other improvements installed or made by or at the request of Tenant. In the event any repairs are required because of any act or omission of Tenant, its agents, employees, customers, or invitees, Landlord may make such repairs and add the cost thereof to the next installment of Rent. Landlord shall proceed in a reasonable manner and with due diligence in performing all Landlord obligations hereunder which involve the delivery of services and utilities to Tenant.

         (g) Provide water for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord.

         (h) Repair and maintain the structural, foundational, window systems, elevator, HVAC, electrical, plumbing and roof portions of the Building, along with areas of ingress and egress at Landlord's sole cost except to the extent such costs are "Operating Costs" as defined in Section 4.3(a) and except to the extent that such costs are the obligation of Tenant under this Lease.

         (i) Except with respect to matters related to Tenant's particular use of the Premises, which shall be Tenant's responsibility, comply with the provisions of the Americans with Disabilities Act (ADA) Title III, "Commercial Facilities." Landlord reserves the right to object to and appeal any determination that it must take any specific action to comply with the ADA; provided Landlord will hold Tenant harmless from any adverse effects or cost of such objection or appeal.

         (j) Perform property management services in accordance with the standards and terms set forth on Exhibit "J" attached hereto.

         (k) Tenant shall have the right to have telecommunications services provided to Tenant by a service provider other than US West (Landlord's initial service provider) provided that Tenant pays all costs and expenses associated with the connection of the new service provider to the Building and to the Premises.

    6.2  Interruption.  It is understood that Landlord does not warrant that any
         -------------
of the services referred to above will be free from interruption by virtue of strike or labor trouble or any other cause beyond Landlord's control. Such interruption of service shall not be deemed an eviction or disturbance of Tenant's use or possession of the Premises, or any part thereof, nor shall it render Landlord liable to Tenant for damages, by abatement or reduction of Rent or otherwise, except as provided in Subsection 6.3 herein, nor shall it relieve Tenant from performance of Tenant's obligations under this Lease, nor shall Tenant be relieved from the performance of any covenant or agreement in this Lease because of such failure or interruption. Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air-conditioning, and electrical systems, when necessary, by reason of accident or emergency, or, upon reasonable advance notice to Tenant, for repairs, alterations or improvements, which are in the reasonable judgment of Landlord necessary, until said repairs, alterations or improvements shall have been completed. Landlord shall use good faith best efforts to minimize the disruption to Tenant's business in making such repairs.

    6.3  Rent Abatement.  If there occurs an interruption or failure of services
         --------------
or utilities as referred to in Section 6.2 which is caused by Landlord's negligence or other wrongful conduct or the negligence or wrongful conduct of Landlord's agents, employees or contractors and Landlord fails to commence within two (2) business days and thereafter diligently proceed to complete repairs required to be made by Landlord under this Lease, and if the condition referred to continues for a period of three (3) business days (or for more than five (5) days in any ten (10) day period), then from the first day of the existence of such condition (or the occurrence requiring repairs or corrections), the Rent payable by Tenant hereunder (including Additional Rent) shall be abated for the portion of the Premises for which normal and usual utilization by Tenant is made impractical, such abatement to be effective for the full period such condition exists and until the repairs or corrections are made or the services or utilities are restored.

    6.4  Self-Help and Remedies.  If after written notice of the failure to
         ----------------------
perform is given to Landlord by Tenant; provided, however, that if any such failure by Landlord to perform such service shall render the Premises untenantable or unfit for Tenant's intended use then Tenant shall have the right to take such reasonable actions as may be necessary to remedy the situation and shall give Landlord contemporaneous notice of the actions it is taking.

    6.5  Cost of Services.  The cost of all services provided by Landlord under
         ----------------
this Section 6 shall be considered Operating Costs under Section 4; except for Landlord's costs which are specifically set forth under Subsection 4.3(b) and except for costs which are the responsibility of Tenant under this Lease. Payment for all services rendered under this Section 6 shall be in accordance with Section 4 of this Lease.

    6.6  Tenant's Rules and Regulations.  Landlord agrees to comply with the
         ------------------------------
"Tenant's Rules and Regulations" attached hereto as Exhibit K.
                                                    ---------

7.  CARE AND USE OF THE PREMISES

    7.1  Tenant's Duties.  Tenant agrees that it shall during the Term:
         ---------------

         (a) Not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof.

         (b) Give Landlord access to the Premises at all reasonable times, upon reasonable advance notice to Tenant (which notice shall be directed to Tenant's "Facilities Department" in addition to any other person to whom notices are required to be given under this Lease), without charge or diminution of Rent, to enable Landlord to examine the same and to make such repairs, additions and alterations as are required under the terms of this Lease, including the right to show the Premises for the purpose of a potential sale or lease. If Tenant fails to respond to Landlord's request for access within one (1) business day, Tenant shall be deemed to have agreed to the time and manner of Landlord's requested access. If Landlord proposes to show the Premises, Tenant will be allowed to limit or prevent access to those portions of the Premises Tenant deems, in its sole business judgment, sensitive or confidential. Furthermore, if Landlord proposes to show the Premises to a prospective Tenant, Landlord may be precluded from doing so, except during the last six (6) months of the Lease term.

         (c) Keep the Premises in good order and condition, reasonable wear and tear and casualty damage excepted, and replace all broken glass with glass of the same quality as that broken, save only glass broken by fire and extended coverage type risks.

         (d) Recognize that improvements attached to the Premises become the property of the Building and may not be removed without approval of Landlord which approval may be subject to the Tenant's paying for the cost of repairs resulting from the removal of such improvements.

         (e) Upon the termination of this Lease in any manner whatsoever, remove Tenant's property and those of any other person claiming under Tenant, and quit and deliver up the Premises to Landlord peaceably and quietly in as good order and condition as the same are in on the Commencement Date, reasonable use and wear thereof, casualty damage and permitted alterations and additions not specifically required to be removed upon termination of the Lease as they were added excepted. The foregoing property required to be removed that is not removed by Tenant at the termination of this Lease, however terminated, shall be considered abandoned and Landlord may dispose of the same in the manner it deems expedient with reasonable cost to be billed to the Tenant.

         (f) Not place signs on the outside of the Premises or in places visible from the outside by the public, without the prior written consent of Landlord and subject to all applicable governmental rules and restrictions, as well as the "Building Rules and Regulations as set forth in Exhibit "E".

         (g) Not use or allow the Premises to be used for any unlawful purpose, nor cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

         (h) Not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein unless Tenant agrees, after Landlord gives thirty (30) days prior written notice to Tenant of the cost thereof, to reimburse Landlord for any increase in the cost of such insurance and subject to lender's approval. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charges for such policy by reason of Tenant's failure to comply with the provisions of this Section.

         (i) Observe the "Building Rules and Regulations" described in Exhibit "E", and which may be modified by Landlord from time to time provided Tenant is given at least ten (10) business days prior written notice of such now or amended rules and provided further that such new or amended rules do not materially interfere with the terms and conditions of this Lease or unreasonably interfere with Tenant's quiet enjoyment and its intended use of the Real Property, the Building or the Premises or materially increase Tenant's cost of operations or occupying the Premises and, provided further, that the Building Rules and Regulations shall not discriminate against Tenant and are enforced by Landlord in a non-discriminatory manner.

       (j) Notify Landlord in writing promptly upon Tenant's discovery of any latent defects in the Building and/or the Premises. So long as Tenant has promptly notified Landlord in writing of any latent defect(s) (of which Tenant has knowledge) in the building shell construction and the Tenant Improvements owned by Landlord, then Tenant shall not be responsible for the costs and expense of repairing latent defect(s) in the building shell construction and the tenant improvements owned by Landlord. Provided, if Tenant fails to notify Landlord of a latent defect of which Tenant has knowledge, then the failure to notify Landlord must be a proximate cause of Landlord's damage before Tenant would be responsible for the costs and expenses to repair such latent defect(s).

     7.2  Use of Rooftop.  The parties anticipate that Tenant will require
          --------------
rooftop installation of one or more of the following: (a) satellite dish; (b) microwave dish; and (c) communications equipment. The installation of such equipment shall be in accordance with Landlord's Rooftop Agreement attached hereto as Exhibit "G".

     7.3  Maintenance of Link.  Except with respect to construction defects,
          -------------------
which shall be the obligation of Landlord, Tenant shall be solely responsible, at Tenant's expense, for the cost of maintaining and repairing the Link. In the event Tenant elects to have Landlord maintain and repair the Link, such maintenance and repair shall be done at Tenant's cost and Tenant shall pay Landlord a fee equal to 3.5% of such reasonable maintenance and repair costs.

7A.  HAZARDOUS MATERIALS

     7A.1  Tenant Representations.  Tenant represents and warrants that it shall
           ----------------------
not generate, treat, store or discharge on or at the Premises, the Building or the Real Property any hazardous wastes or hazardous substances as defined in applicable federal, state and/or local statutes or regulations; provided, Tenant shall not be in violation of the foregoing by its use and storage of standard office products, otherwise defined as hazardous, which products are used by Tenant with due care and in accordance with the instructions of the product manufacturer in the reasonable and prudent conduct of Tenant's business on the Premises, and/or by Tenant's generation of a byproduct connected with its permissible uses, which byproduct is otherwise defined as hazardous, so long as Tenant uses due care in connection therewith.

     7A.2  Landlord Representations.  Landlord represents and warrants the
           ------------------------
following:

           (a) To the best of Landlord's knowledge, there exists no environmental liability from hazardous substances or toxic materials as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. (S) 9601, et seq., and amendments thereto, or
                                     ------
hazardous waste as defined by the Resource Conservation Recovery Act ("RCRA"), 42 U.S.C. (S) 6901, 21 et seq., and amendments thereto, or
                       ------
hazardous waste or substance as defined in any federal, state or local law, statute or regulation within, on, in, or under any portion of the Premises, the Building, or the Real Property. Landlord further warrants and represents that, to the best of Landlord's knowledge, no hazardous substances have been dumped, stored or manufactured on or are now being stored or manufactured on the Premises, the Building, or the Real Property. Landlord will not in the future generate, treat, store or discharge such hazardous wastes or substances on or at the

Premises, Building, or Real Property except in accordance with applicable federal state and/or local statutes or regulations;

           (b) The Premises and Building will be free from asbestos; and

           (c) Landlord will not knowingly allow another tenant or Landlord's contractors to generate, treat, store or discharge hazardous wastes or hazardous substances on or at the Premises, Building, or Real Property except in accordance with applicable federal, state and/or local statutes or regulations.

8.   ASSIGNMENT AND SUBLETTING

     8.1 Except as allowed by the provisions of this Section 8, Tenant shall not, either voluntarily or by operation of law, assign, hypothecate or transfer this Lease, or sublet the Premises or any part thereof, without the prior written consent of Landlord in each instance, which shall not be unreasonably withheld, conditioned or delayed.

     8.2 In the event Tenant desires to assign, hypothecate or otherwise transfer this Lease or sublet the Premises, then at least thirty (30) days prior to the date when Tenant desires the assignment or sublease to be effective (the "Assignment Date"), Tenant shall give Landlord a notice (the "Assignment Notice"), which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references) concerning the character, ownership, and financial condition of the proposed assignee or sublessee, the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration and all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require.

     8.3 The subletting of substantially all of the Premises for all or any part of the remaining term of this Lease shall be deemed an assignment rather than a sublease for purposes of this clause. Notwithstanding the foregoing, Landlord shall consent to the assignment or transfer, if the Assignment Notice states that Tenant desires to assign the Lease to any entity into which Tenant is merged, that controls, is controlled by or is under common control with Tenant, or with which Tenant is consolidated or which acquired all or substantially all of the assets of Tenant, provided that the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease which Tenant has agreed to keep, observe or perform, that the assignee agrees that the provisions of this Section shall be binding upon it as if it were the original Tenant hereunder and that the assignee shall have a net worth (determined in accordance with generally accepted accounting principals consistently applied) immediately after such assignment which is at least equal to the net worth (as so determined) of Tenant immediately prior to the assignment.

  8.4 If Tenant shall sublet all or any portion of the Premises, any consideration paid by the sublessee for the portion of the Premises being sublet that exceeds one hundred percent (100%) of the Basic Rent and Rental Adjustments provided by this Lease for such portion of the Premises being sublet shall be due, owing and payable from Tenant to Landlord when owing by the sublessee under the sublease; provided, however, that Tenant may retain out of such excess rent an amount sufficient to reimburse Tenant for Tenant's actual and reasonable out-of-pocket costs associated with the sublease (such as commissions and allowances) not to exceed $5.00 per rentable square foot of subleased space.

     8.5 Any sale, assignment, hypothecation or transfer of this Lease or subletting of the Premises that is not in compliance with the provisions of this
Section 8 shall be void. The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the express written consent of Landlord to any further assignment or subletting, or as releasing Tenant or any assignee or sublessee of Tenant from any liability or obligation hereunder whether or not then accrued. In the event Landlord shall consent to any assignment or sublease, Tenant shall pay Landlord as Additional Rent a reasonable attorneys and administrative fee for costs incurred in connection with evaluating the Assignment Notice up to a limit of $500. This Section 8 shall be fully applicable to all further sales, hypothecations, transfers, assignments and subleases of any portion of the Premises by any successors or assignee of Tenant, or any sublessee of the Premises.

     8.6 The term "assign," as used herein, shall include (i) an assignment of a part of interest in this Lease, as well as any assignment from one cotenant to another; and (ii) an assignment to any prior owner of the Tenant's interest herein or part thereof.

     8.7 An assignment requiring consent within the meaning of this Section, shall be deemed to include one or more sales or transfers, by operation of law or otherwise, or creation of new stock, by which an aggregate of more than fifty percent (50%) of Tenant's stock shall be vested in a party or parties who are nonstockholders as of the date hereof. This Section 8.7 shall not apply and consent shall not be required if Tenant's stock is listed on a recognized security exchange. This paragraph shall not apply and consent shall not be required if the stock is transferred:(i) for bona fide estate planning purposes or due to the death of any member(s) of the family of Frank Pritt; (ii) to Welsh, Carson, Anderson & Stowe, or any entity in which Frank Pritt or his family members own at least fifty percent (50%) of the beneficial interest therein, provided, the net worth (determined by generally accepted accounting principles, consistently applied) of any such entity together with the net worth of Tenant (as so determined) at the time of such transfer shall be equal to or greater than the net worth of Tenant immediately prior to the transfer; provided, the assignee will agree to be bound by all of the covenants and agreements of this Lease which Tenant has agreed to keep, observe or perform and the assignee will execute such documents as Landlord or its lender shall reasonably require or request to evidence such agreement.

     8.8 Notwithstanding any provision of this Section 8 to the contrary, after Landlord receives a request from Tenant to consent to either an assignment or sublease, Landlord shall have the option, to be exercised by written notice within thirty (30) days after the receipt of such request, to terminate this Lease (in the case of an assignment or sublease of all of the Premises) or recapture a portion of the Premises (in the case of a sublease of part of the Premises) within such thirty (30) day period by notice to the Tenant. If Landlord elects to terminate this Lease or recapture a portion of the Premises, Tenant shall have the right, to be exercised by written notice to the Landlord within ten (10) days after receipt of such notice of termination or recapture from Landlord, to withdraw its request for consent to the proposed assignment or sublease, in which case the Tenant shall not proceed with the proposed assignment or sublease, Landlord notice of termination or recapture shall be null and void and this Lease shall continue in full force and effect in accordance with its terms. Notwithstanding the above provisions of this Section
8.8 to the contrary, Landlord shall not have the right to recapture a portion of the Premises with respect to the first 45,000 rentable square feet of space subleased by Tenant and, if Tenant exercises its Expansion Right under Section
1.6 above with respect to both the fifth (5th) and sixth (6th) floors of the Building, then Landlord shall not have the right to recapture with respect to the amount of rentable square feet of space which equals the total rentable square footage of the largest two floors in the Building subleased by Tenant (which 45,000 square feet or two floor square footage, as applicable, is hereafter referred to as the "Sublease Limit"). Once the Sublease Limit is reached, Landlord shall have the right to recapture space in excess of the Sublease Limit in accordance with the timing and other terms set forth above in this Section. In addition, if Landlord does not elect to recapture space in excess of the Sublease Limit prior to a sublease being entered into by Tenant, Landlord shall have the right to recapture such space at the expiration of the sublease term if Tenant does not re-occupy the space within ninety (90) days after the expiration of the sublease term. With respect to Tenant's options to extend under Section 2.2, Landlord agrees to respond to Tenant's request to include any of such options in a proposed sublease at the time of Tenant's request for consent. Further, in the event Tenant requests Landlord's consent to a sublease to a single subtenant which covers a portion of the Premises in excess of the Sublease Limit in addition to the Sublease Limit, and Tenant desires to include Tenant's options to extend in the sublease terms, Landlord agrees not to unreasonably withhold its consent to such request provided that the proposed subtenant is of a quality comparable to other office tenants in the Newport Corporate Center.

9.   INTENTIONALLY DELETED

10.  DAMAGE OR DESTRUCTION

     10.1 In the event the Building and/or the Premises is damaged by fire or other perils covered by Landlord's insurance, Landlord shall:

           (a) In the event of a partial destruction of the Building and/or the Premises, to an extent not exceeding fifty percent (50%) of the full insurable value thereof, and if the damage thereto is such that the Building and/or the Premises may be repaired, reconstructed or restored within a period of one hundred twenty (120) days from the date of the happening of such casualty and if Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease shall continue in full force and effect.

           (b) If such repair, reconstruction, and restoration shall require a period longer than one hundred twenty (120) days or exceeds fifty percent (50%) of the full insurable value thereof, or if said insurance proceeds will not be sufficient to cover the cost of such repairs, then Landlord either may elect to so repair, reconstruct or restore and the Lease shall continue in full force and effect or Landlord may elect not to repair, reconstruct, or restore and the Lease shall then terminate. Under any of the conditions of this Section 10.1(b), Landlord shall give written notice to Tenant of its intention within ninety (90) days after the occurrence of such damage or destruction. In the event Landlord elects not to restore the Building and/or the Premises, this Lease shall be deemed to have terminated as of the date of such partial destruction.

           (c) If the Newport Terrace Building continues to be leased by Tenant following any destruction of the Building and there remains at least eleven (11) months on the term of this Lease and Tenant has exercised an option to extend, and Tenant requests within thirty (30) days of the date of destruction, Landlord shall rebuild the Building and Tenant Improvements regardless of the degree of damage or time required to rebuild, provided Tenant agrees to pay any costs not reimbursed by insurance and such payment is made to Landlord prior to the commencement of construction.

           (d) Notwithstanding the foregoing provisions of this Section 10.1, if the parties are unable to agree on the extent of damage or whether or not the damage can be repaired within any applicable time limits within ten (10) days after Landlord's notice to Tenant of its election, then the dispute resolution procedures of Section 17.6 shall be used to resolve the issue.

     10.2. Upon any termination of this Lease under any of the provisions of this Section 10, the parties shall be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have therefore accrued and are then unpaid or any items which have been prepaid by Tenant and a refund shall be then due.

     10.3 In the event of repair, reconstruction, and restoration by Landlord as herein provided, the Rent payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired during the period of such repair, reconstruction or restoration unless the damage or destruction was caused by the negligence or willful misconduct of Tenant in which event the Rent payable hereunder will continue unabated. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration, unless cause in whole or in part by Landlord's negligence or willful misconduct.

     10.4 Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this
Section 10. Notwithstanding anything to the contrary contained in this Section 10, if Landlord is delayed or prevented from repairing or restoring the damaged Premises within twelve (12) months after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall be relieved of its obligation to make such repair or restoration and Tenant shall be released from its obligations under this Lease as of the end of said one (1) year period and this Lease shall be deemed terminated.

     10.5 If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only of those portions of the Building and/or the Premises and/or Tenant Improvements which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

     10.6 Notwithstanding anything to the contrary contained in this Section 10, if any damage or destruction is due to any cause other than a cause covered by the insurance required to be carried by Landlord under this Lease and such damage or destruction will cost in excess of ten percent (10%) of the then current full replacement cost of the Building, Landlord may elect to terminate this Lease by giving notice thereof to Tenant provided, however, if Landlord elects to terminate this Lease, Tenant shall have the right to cause Landlord to repair such damage if, within twenty (20) days of receipt of Landlord's notice of termination, Tenant agrees to pay for the repair cost in excess of such ten percent (10%) and provides Landlord with reasonably adequate assurances of Tenant's ability to pay for such excess cost.

     10.7 Notwithstanding anything to the contrary contained in this Section 10, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premise when the damage resulting from any casualty covered under this Section 10 occurs during the last twelve (12) months of the then current term of this Lease. However, if Landlord chooses not to restore, Tenant may elect to terminate this Lease.

11.  INDEMNIFICATION

     11.1  Indemnity by Tenant.  Tenant shall indemnify, defend and hold
           -------------------
Landlord harmless from all claims arising from Tenant's use of the Real Property, Building and Premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Real Property, Building or Premises. Tenant shall further indemnify, defend and hold Landlord harmless from all claims arising from any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant or of its agents, contractors or employees, and from and against all costs, reasonable attorneys' fees, expenses, and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense; provided that the foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence of Landlord, or its officers, contractors, agents or employees.

     11.2  Indemnity by Landlord.  Landlord shall indemnify, defend and hold
           ---------------------
Tenant harmless from all claims arising from any activity, work, or thing done or permitted by Landlord in or about Real Property, Building and Premises. Landlord shall further indemnify, defend and hold Tenant harmless from all claims arising from any breach or default in the performance of any obligation to be performed by Landlord under the terms of this Lease, or arising from any act, neglect, fault or omission of Landlord or of its agents, contractors or employees, and from and against all costs, reasonable attorneys' fees, expenses, and liabilities incurred in or about such claim or any action or proceeding brought thereon. In case any action or proceeding shall be brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, shall defend the same at Landlord's expense; provided that the foregoing provision shall not be construed to make Landlord responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence of Tenant, or its officers, contractors, agents or employees.

     11.3  Limitation.  Notwithstanding anything contained above in this
           ----------
Section, in the event of concurrent negligence of Tenant, its agents, employees or contractors, on the one hand, and that of Landlord, its agents, employees, or contractors on the other hand, which concurrent negligence results in injury or damage to persons or property, Tenant's obligation to indemnify Landlord and Landlord's obligation to indemnify Tenant as set forth in this Section shall be limited to the extent of the defaulting party's negligence, and that of its agents, employees, or contractors, including the defaulting party's proportional share of costs, attorneys fees and expenses incurred in connection with any claim, action or proceeding brought with respect to such injury or damage.

12.  DAMAGE TO TENANT'S PROPERTY

Notwithstanding anything in this Lease to the contrary, Landlord or its agents shall not be liable for any damage to Tenant's property which is caused by the following: (a) loss or damage to any property by theft or otherwise (unless caused by Landlord's or its employees', agents' or contractors' negligence), or
(b) any injury or damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness (unless caused by Landlord's negligence or willful misconduct). Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects herein or in the fixtures or equipment.

13.  INSURANCE

     13.1  Tenant's Insurance.  Tenant shall, during the Term and any other
           ------------------
period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

           (a) Commercial general liability insurance insuring Tenant against any liability arising out of Lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less that Five Million Dollars ($5,000,000.00) combined single limit per occurrence and aggregate for injury to, or death of one or more persons and for damage to tangible property (including loss of use). The policy shall insure the operations of independent contractors, and include contractual liability (covering the indemnity contained in Section 11 above) and shall (1) name Landlord as an additional insured (limited to liabilities arising out of or in connection with Tenant's operations or Premises), and (2) contain a provision that "the insurance provided Landlord hereunder shall be primary and non-contributing with any other insurance available to Landlord."

     13.2  Landlord's Insurance.  Landlord shall, during the Term and any other
           --------------------
period of occupancy, keep in full force and effect the following insurance:

          (a) Commercial general liability insurance insuring Landlord against any liability arising out of Landlord's use, occupancy or maintenance of the Building and all areas appurtenant thereto. Such insurance shall be in the amount of not less that Five Million Dollars ($5,000,000.00) combined single limit per occurrence and aggregate for injury to, or death of one or more persons and for damage to tangible property (including loss of use). The policy shall insure the operations of independent contractors, and include contractual liability (covering the indemnity contained in Section 11 above) and shall (1) name Tenant as an additional insured (limited to liabilities arising out of or in connection with Tenant's operations or the Premises), and (2) contain a provision that "the insurance provided Landlord hereunder shall be primary and non-contributing with any other insurance available to Landlord."

          (b) Property insurance on a "special perils" form together with coverage for earthquake and sewer backup (excluding any property which Tenant is obligated to insure), for the full replacement value of the Building, all personal property owned by Landlord at the Building, and all improvements and betterments to the Building, with a deductible not to exceed $20,000.00. Such policy shall also include coverage for loss of rental income, covering direct or indirect loss of Landlord's earnings attributable to abatement of Rent under this Lease or termination of this Lease as provided herein in an amount as will properly reimburse Landlord.

          (c) Landlord may at its own expense obtain and carry any other form or forms of insurance as it or Landlord's mortgagees may determine advisable.

     13.3  Policies.   All policies shall be written in a form satisfactory to
           --------
Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and a Financial Rating of "V" or better, as set forth in the most current issue of Bests Insurance Guide. Prior to taking occupancy of the Premises, Tenant shall deliver to Landlord certificates evidencing the existence of the amounts and forms of coverage required in
Section 13.1 above. No such policy shall be cancelable or reducible in coverage except after forty-five (45) days prior written notice to Landlord or after ten
(10) days prior written notice for nonpayment of premiums. Tenant shall within ten (10) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof. If Landlord obtains any insurance that is the responsibility of Tenant under this Section 13, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed. All insurance passed through to tenants as an Operating Cost shall be at market based premiums and deductibles, as evidenced by bids if requested by Tenant.

     13.4  Evidence of Insurance.  All insurance policies shall be written in a
           ---------------------
form and with an insurance company as required in Section 13.3. Within fifteen
(15) days after Tenant takes possession of the Premises, upon Tenant's request Landlord shall deliver to Tenant certificates evidencing the existence of the amounts and forms of coverage required by this Lease. Landlord shall within ten
(10) days prior to the expiration of such policies, upon Tenant's request furnish Tenant with renewals or "binders" thereof.

14.  WAIVER OF SUBROGATION

Tenant and Landlord agree to mutually release each other from liability, and to waive all right of recovery against the other, for any loss of or damage to the property of each, including earnings derived there from caused by or resulting from fire, the perils of the commonly referred to special form coverage and leakage from automatic sprinkler systems, if any, or from perils insured against under any insurance policies maintained by the parties hereto, regardless of the cause of such loss or damage even though it results from some act or negligence of a party hereto, its agents or representatives; provided, however, that this provision shall be inapplicable if it should have the effect, but only to the extent that it would have the effect, of invalidating any insurance coverage of the parties thereto.

15.  EMINENT DOMAIN

     15.1 If all of the Premises, access to the Premises, or such portion of the Premises or the Newport Corporate Center or access thereto as would, in Landlord's or Tenant's reasonable judgment, materially interfere with the continuation of Tenant's business operations in substantially the same manner and space, shall be permanently taken or condemned for any public purpose, then this Lease, at the option of Tenant or Landlord upon the giving of written notice to the other party, shall forthwith cease and terminate upon the date when title vests in the condemning or taking entity. If this Lease is terminated as provided above, then this Lease shall cease and expire as if the date of transfer of possession of the Premises, the Newport Corporate Center, or any portion thereof, was the Expiration Date of this Lease.

     15.2 In the event that this Lease is not terminated by either Landlord or Tenant under the prior Section, Tenant shall pay Rent up to the date of transfer of possession of such portion of the Premises so taken or condemned and this Lease shall thereupon cease and terminate with respect to such portion of the Premises so taken or condemned as if the date of transfer of possession of the Premises was the Expiration Date of the term of this Lease relating to such portion of the Premises. Thereafter the Rent shall be adjusted on a pro rata, net rentable square foot basis.

     15.3 In the event of any such condemnation or taking and this Lease is not so terminated, Landlord shall promptly repair the Premises or the Newport Corporate Center, as the case may be, to the condition that existed at the Commencement Date, so that the remaining portion of the Premises or Newport Corporate Center, as the case may be, shall constitute a complete architectural unit, fit for Tenant's occupancy and business; provided, however, that Landlord's obligation to repair hereunder shall be limited to the extent of the net proceeds made available to Landlord for such repair from any such condemnation or taking. Landlord shall promptly make available to Tenant any and all net proceeds made available to Landlord from such condemnation or taking to the extent such proceeds are attributable to Tenant Improvements owned by and/or paid for by Tenant and are not used in repairing or restoring such Tenant Improvements to the condition that existed at the Commencement Date.

     15.4 In the event of any temporary taking or condemnation for any public purpose of the Premises or any portion thereof, then this Lease shall continue in full force and effect except that Rent shall be adjusted on a pro rata net rentable square foot basis for the period of time that the Premises are so taken as of the date of transfer of possession of the Premises, and Landlord shall be under no obligation to make any repairs or alterations.

     15.5 In the event of any condemnation or taking of the Premises, Tenant hereby assigns to Landlord the value of all or any portion of the unexpired term of the Lease and all Tenant Improvements and Tenant may not assert a claim for a condemnation award therefor; provided, however, Tenant may pursue a separate attempt to recover an award or compensation against or from the condemning authority for (i) the value of any fixtures, furniture, furnishings, and other personal property which were condemned but which under the terms of this Lease Tenant is permitted to remove at the end of the Term, (ii) the unamortized cost of Tenant Improvements, which are not so removable by Tenant at the end of the term of this Lease but which were installed solely at Tenant's expense, (iii) relocation and moving expenses, and (iv) compensation for loss to Tenant's business.

     15.6 Subject to Section 15.5, Landlord shall have the exclusive authority to grant possession and use to the condemning authority and to negotiate and settle all issues of just compensation or, in the alternative, to conduct litigation concerning such issues; provided, however, that Landlord shall keep Tenant informed of the proceedings and negotiations concerning the Premises.

16.  BANKRUPTCY

If Tenant shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within ninety (90) days from the date thereof, or if a receiver or trustee shall be appointed of Tenant's property and the order appointing such receiver or trustee shall not be set aside or vacated within ninety (90) days after the end thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant, then in any such event Landlord may terminate this Lease, if Landlord so elects, with notice of such election and with or without entry or action by Landlord. In such case, notwithstanding any other provisions of this Lease, Landlord, in addition to any and all rights and remedies allowed by law or equity, shall, upon such termination, be entitled to recover damages in the amount provided in Section
17.2 hereof. Neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall surrender the Premises to Landlord. Nothing contained herein shall limit or prejudice the right of Landlord to recover damages by reason of any such termination equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be provided; whether or not such amount is greater, equal to, or less than the amount of damages recoverable under the provisions of this Section.

17.  DEFAULT AND RE-ENTRY: REMEDIES

     17.1 Default.  The occurrence of any one or more of the following events
          -------
shall constitute a default hereunder by the party acting or failing to act:

          (a) The failure to make any payment required by this Lease as and when due, where such failure shall continue after three (3) days' written notice that the same was not paid when due.

          (b) The failure to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Section 17.1(a) above, where such failure shall continue for a period of fifteen (15) days after written notice thereof from the other party. If the nature of the default is such that more than fifteen (15) days are reasonably required for its cure, then no default shall occur if the party shall commence such cure within said fifteen (15) day period and thereafter diligently prosecute such cure to completion. Notwithstanding the above to the contrary, Tenant may contest mechanic liens and other claims against the Building and/or Premises made by third parties without being in default so long as it takes reasonably adequate steps to protect the Landlord's interest.

          (c) Subject to Section 365(b)(2) and (e)(1), Bankruptcy Reform Act of 1978, as amended by the Bankruptcy Amendments and Federal Judgeship Act of 1984,
(a) The making of any general assignment for the benefit of creditors; (b) the filing by or against a party a petition to have that party adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against a party, the same is dismissed within thirty (30) days); (c) the appointment of a trustee or receiver to take possession of substantially all of a party's assets located at the Premises or of that party's interest in this Lease, where possession is not restored within one hundred twenty (120) days; or (d) the attachment, execution or other judicial seizure of substantially all of a party's assets located at the Premises or of that party's interest in this Lease where such seizure is not discharged within one hundred twenty (120) days.

     17.2  Remedies on Default.  In the event of any such default by Tenant,
           -------------------
then Landlord may elect either (a) to cancel and terminate this Lease, (b) to terminate Tenant's right to possession only without terminating the Lease, or
(c) pursue any other remedy available at law or equity.

In the event of election under 17.2(b) above to terminate Tenant's right to possession only, Landlord may, at Landlord's option, enter into the Premises, change the locks and take and hold possession of the Premises in accordance with applicable law, without such entry into possession terminating this Lease or releasing Tenant in whole or in part from Tenant's obligation to pay the Rent hereunder for the full stated term. Upon such re-entry, Landlord may remove all persons and property from the Premises, and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Section shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Upon and after entry into possession without termination of the Lease, Landlord shall use good faith best efforts to relet the Premises, or any part thereof, for the account of Tenant, to any person, firm or corporation, other than Tenant, for such rent, for such time and upon such terms as Landlord, using reasonable discretion, shall determine, subject to Landlord's legal duty to mitigate its damages and re-let the Premises, but Landlord shall not be required to accept any tenant offered by Tenant or to observe any instruction given by Tenant about such reletting. In any such case, Landlord may make repairs and redecorate the Premises to the extent reasonably necessary to secure a replacement tenant, and Tenant shall, upon demand, pay the costs thereof, together with all of Landlord's reasonable expenses of reletting. If the consideration collected by Landlord upon any such reletting for Tenant's account, and after deducting all expenses incident thereto, including reasonable brokerage fees and legal expenses, is not sufficient to pay monthly the full amount of the Rent provided in this Lease, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand. In the event that Landlord shall have terminated Tenant's right to possession only, Landlord shall have the right to further pursue any remedy at law or in equity that may be available to Landlord.

     17.3 Rent After Termination.  In the event Tenant ceases to conduct its
          -----------------------
business operations on the Premises or, if Landlord shall at any time be entitled to Rent under this Lease pursuant to any of the covenants, conditions or agreements of this Lease either (1) after termination of Tenant's right to possession without termination of this Lease, or (2) after the termination of this Lease, then Landlord shall recover and Tenant agrees to pay the Basic Rent and any Additional Rent, together with late fees and interest, as provided in this Lease. In the event that Landlord shall elect to terminate this Lease then upon such termination Tenant shall (if it has not already done so) quit and surrender the Premises to Landlord and Landlord may recover from Tenant:

          (a) Any unpaid Rent which had been earned at the time of such termination; plus

          (b) The unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus

          (c) The present value at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such Rent loss that Tenant proves could be reasonably avoided; plus

          (d) Any other amount necessary to compensate Landlord for all the damage proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

     17.4 Cumulative Remedies; No Waiver.  Except as otherwise provided in this
          -------------------------------
Lease, all rights, options and remedies of either party contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord or Tenant shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant or Landlord hereunder shall be implied from any acceptance by Landlord or Tenant of any Rent or other payments due hereunder or any omission by Landlord or Tenant to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord or Tenant to or of any act by the other requiring the other's consent or approval shall not be deemed to waive or render unnecessary Landlord's or Tenant's consent or approval to or of any subsequent similar acts by Tenant or Landlord.

     17.5  Tenant Remedies.  As more specifically provided elsewhere in this
           ---------------
Lease, upon Landlord's default, Tenant may pursue the remedies given in this Lease.

     17.6  Mitigation.  Notwithstanding anything to the contrary herein, both
           ----------
Landlord and Tenant shall have the obligation to take reasonable steps to mitigate their damages caused by any default under this Lease.

     17.7  Dispute Resolution Procedures.  Except with respect to actions by
           -----------------------------
Landlord to recover possession of the Premises through an unlawful detainer or similar procedure, and except with respect to emergency matters for which a restraining order or other similar equitable relief is necessary, the parties agree to attempt to resolve any disputes under this Lease and related agreements as follows: both parties covenant to provide a person authorized and empowered to resolve any dispute that may arise to meet face to face with the person from the other party upon ten (10) days prior notice at a mutually convenient place. Such persons shall negotiate in good faith to attempt to resolve the dispute for as long as either party so desires and in good faith believes progress can be made. Failing a resolution of the dispute by this method, the parties shall submit to non-binding mediation of the dispute with a mediator of their choice with experience in mediating commercial disputes. Both parties shall pay an equal share of the fees of the mediator prior to the commencement of the mediation. Otherwise the parties shall each pay their own costs and expenses of such mediation. Failing resolution of the dispute by this method, the parties shall resort to arbitration or litigation as provided herein. Any dispute under this Lease shall not be subject to arbitration unless and to the extent required by law or as otherwise agreed to by the parties or specifically stated herein. When any dispute is to be arbitrated, the parties shall choose one arbitrator. If the parties do not agree on an arbitrator within fifteen (15) days after being requested to do so in writing, then either party may petition the Superior Court of Washington to appoint an arbitrator. Each of the parties shall pay one-half of the arbitrators' fees. The arbitration shall be conducted in accordance with Rules 2.3 through 8.1 of the Superior Court Mandatory Arbitration Rules
(MAR), 1997 official edition of the Washington Rules of Court, as they may be amended from time to time. All disputes not required to be arbitrated after the procedures of this Section have been undertaken shall be resolved by litigation in an appropriate court of law.

18.  INTENTIONALLY DELETED

19.  SUBORDINATION, QUIET ENJOYMENT

     19.1 Subordination. This Lease is subject to and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the Premises, Building and Real Property subject to Tenant's right to peaceful and quiet enjoyment and exclusive possession during the Lease term and any extensions thereof, so long as Tenant is not in default hereunder. The foregoing sentence is conditioned upon Landlord obtaining and delivering to Tenant a nondisturbance agreement in which any person currently or hereafter holding a mortgage, deed of trust or other encumbrance to which this Lease is to be subordinate agrees to recognize this Lease upon foreclosure, trustee's sale or deed in lieu thereof so long as the

Tenant is not in default under this Lease beyond the expiration of any applicable cure period. Tenant will, upon demand by Landlord, execute such instruments as may be reasonably required at any time, and from time to time, to subordinate the rights and interests of the Tenant under this Lease to the lien of any mortgage or trust deed at any time placed on the land or which the Premises are a part; provided however, that such subordination shall not affect Tenant's right to possession, use and occupancy of the Premises as long as Tenant shall not be in default under any of the terms and conditions of this Lease.

     19.2 Attornment and Estoppel.  Tenant further agrees:
          ------------------------

          (a) That any such subordination agreement will contain a provision satisfactory to Landlord's financing lender whereby Tenant will agree, in the event of foreclosure of any such mortgage or trust deed to attorn to and recognize as its Landlord under the terms of this Lease said lender or any purchaser of the leased property at a foreclosure sale or their heirs, successors, or assigns; and

          (b) That it will execute and deliver to such lender a true Estoppel Certificate in a form reasonably satisfactory to such lender.

20.  ESTOPPEL CERTIFICATES

Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement stating: the date this Lease was executed; the Commencement Date and Expiration Date; the amount of minimum monthly Rent and the date to which such Rent has been paid; and certifying to the extent true: that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (or specifying the date of the agreement so affecting this Lease); that this Lease together with all Exhibits represents the entire agreement between the parties as to this leasing; that all conditions under this Lease to be performed by Landlord have been satisfied; that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received; that on this date there are no existing defenses or offsets which the Tenant has against the enforcement of this Lease by Landlord, and that not more than one month's Rent has been paid in advance. It is intended that any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord's interest or a mortgagee of Landlord's interest or assignee of any mortgage upon Landlord's interest in the Building. If Tenant shall fail to respond within ten (10) days of receipt by Tenant of Landlord's written request, Landlord shall give Tenant a second identical notice advising Tenant it has to respond within five (5) business days after receipt by Tenant of said second request by Landlord as herein provided, otherwise Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser of mortgagee, that this Lease is in full force and effect, that there are no uncured defaults in Landlord's performance, that the security deposit is as stated in this Lease, and that not more than one month's Rent has been paid in advance. If, in Tenant's good faith opinion, there are discrepancies between the terms stated on the Estoppel Certificates and the agreement then in effect, including any known current defaults under this Lease by either Landlord or Tenant, including written modifications to the Lease and stating the date and nature of such modifications and including the date to which the Basic Rent and other sums payable under this Lease have been paid, that Tenant be allowed to describe all such exceptions.

21.  ATTORNEY'S FEES

     21.1  Payment to Prevailing Party. If either party shall bring an action or
           ---------------------------
proceeding (including without limitation, any cross-complaint, counterclaim or third party claim) against any other party by reason of the breach or alleged violation of any covenant, term or obligation hereof, or for the enforcement of any provision hereof, or to interpret, or otherwise arising out of this Lease, except for the appraisal procedures of Section 2.2, the prevailing party in such action or proceeding shall be entitled to its costs and expenses of suit, including but not limited to reasonable attorneys' fees, which shall be payable whether or not such action is prosecuted to judgment. "Prevailing party" within the meaning of this Section shall include, without limitation, a party who dismisses an action for recovery hereunder in exchange for full payment of the sums allegedly due, performance of covenants allegedly breached or consideration substantially equal to all of the relief sought in the action.

     21.2  Attorneys' Fees in Third Party Litigation.  If either party is
           -----------------------------------------
required to initiate or defend any action or proceeding with a third party (including, without limitation, any cross-complaint, counterclaim or their party claim) because of the other party's breach of this Lease, or otherwise arising out of this Lease, and such party is the prevailing party in such action or proceeding, then the party so initiating or defending shall be entitled to its costs and expenses of suit, including but not limited to reasonable attorneys' fees from the other party.

     21.3  Scope of Fees.  Attorneys' fees under this Section shall include
           -------------
attorneys' fees on any appeal, and, in addition, a party entitled to attorneys' fees shall be entitled to all other reasonable costs and expenses occurred in connection with such action.

22.  INTENTIONALLY DELETED

23.  NOTICES

All bills, statements, notices or communications which either party may desire or be required to give to the other party pursuant to this Lease shall be in writing and either delivered to the other party personally or sent by courier or registered or certified mail addressed to Tenant or Landlord as the case may be, at the address below, all such notices being effective upon receipt as shown on the return receipt from the postal service or courier, if mailed by registered or certified mail or courier addressed to Tenant or to Landlord at the addresses designated as follows:

         To Tenant:        Attachmate Corporation
                           Attn:  Legal Department
                           3617 131st Avenue S.E.
                           Bellevue, WA 98006
                           Facsimile No. (425) 649-6390

         with copy to:     Geoffrey G. Revelle

                           Stoel Rives LLP
                           600 University Street
                           3600 One Union Square
                           Seattle, WA 98101
                           Facsimile No. (206) 386-7500

         To Landlord:      Bentall Newport Centre L.L.C.
                           3650 131st Ave. S.E., Suite 620
                           Bellevue, WA 98006-1334
                           Facsimile No. (425) 643-7215

In addition, any notice or other communication sent hereunder by hand delivery or certified or registered United States mail shall also be sent by facsimile to the recipient; provided, however, any notice or other communication sent by facsimile shall not be deemed given for purposes of the computation of time within which a response is required since it is the express intent of the parties that all official notices or communications hereunder be given by hand delivery or certified or registered United States mail. Either party may specify a different address for notice purposes by written notice to the other. Any notice by Tenant may be addressed to Landlord at the address where the last previous Rent hereunder was payable or in the case of subsequent change upon notice given, to the latest address furnished.

24.  HOLDING OVER

Should Tenant continue to occupy the Premises after expiration of the Lease term or any renewal or renewals thereof, or after a forfeiture should occur, such tenancy shall be from month to month at a monthly Rent equal to one hundred fifty percent (150%) of the Rent paid for the last month of the Term.

25.  CONSTRUCTION OF BUILDING AND TENANT IMPROVEMENTS

     25.1  Initial Shell Construction.  Landlord, at its sole cost and expense,
           ---------------------------
shall construct the Building Shell and parking garage shell as defined in the construction drawings and specifications listed in Exhibit "C-2" and as generally described in Exhibit "C-3". Tenant shall have the ability to participate in the process of finalizing and approving the final construction drawings and specifications for the Building and in the selection of materials and colors as required by same. Additions and/or modifications to the Building which are requested by the Tenant shall be subject to Landlord's prior approval pursuant to the provisions of the Construction Agreement. Additions and/or modifications to the Building which are requested by the Tenant shall be incorporated at Tenant's expense if the changes involve any increase in the design and/or construction related costs of the Building, provided such requests by Tenant are made in a timely manner so as not to delay Substantial Completion. If Tenant's requested additions and/or modifications to the Building will result in a delay of Substantial Completion, Landlord shall so notify Tenant prior to the commencement of such work. If Tenant elects to continue with such work, and a delay in Substantial Completion results therefrom, Tenant shall be liable for any additional costs and expenses incurred by Landlord. If the modifications requested by Tenant do not increase the cost or delay construction of the Building and are otherwise approved by Landlord, then they shall be made without cost to Tenant.

  25.2  Initial Tenant Improvements.  Landlord's sole tenant improvement
        ---------------------------
obligation is set forth in Exhibit "C" and it is the Tenant's obligation to pay for the cost of constructing the Link as set forth in Exhibit "C-4", if it is constructed, which is Tenant's choice. Landlord shall enter into a construction contract with its contractor for the construction of said improvements in accordance with Exhibit "C" and shall thereafter monitor the completion of such work. Tenant Improvements shall be in accordance with construction drawings and specifications prepared by Tenant's architect from space plans indicating Tenant's finalized requirements for partitions, electric, telephone and all other requirements Tenant's space plans shall be signed off by Tenant and approved by Landlord. Tenant agrees to provide said space plans and construction drawings at its sole cost per the work schedule set forth in Exhibit "C-1".

  25.3  Tenant Improvement Allowance.  In addition, it is hereby agreed and
        ----------------------------
understood that Landlord will contribute the amount of Twenty-Five Dollars ($25.00) per square foot of Useable Area of the Premises (the "Improvement Allowance") toward the cost of the Tenant Improvements to be made to the Premises, including without limitation engineering fees, permits and Washington state sales tax. Tenant shall pay its space planning and architectural fees directly and not from the Improvement Allowance. Said Improvement Allowance shall be in addition to those costs and expenses for which Landlord is responsible under Section 25.1 above. However, Landlord shall have no additional responsibility or obligation to pay any amounts in excess of the Improvement Allowance and any cost or expenses incurred by Tenant in excess of the Improvement Allowance shall be the sole and exclusive responsibility of the Tenant.

  25.4  Pricing.  Landlord agrees that, following Landlord's receipt of Tenant's
        -------
space plans and design development documents, the construction drawings and the contractor's price schedule for such work, Landlord will promptly notify Tenant in writing of such prices. Landlord will require of the contractor that all construction costs and expenses for core, shell and Tenant Improvements shall be competitive. Landlord will further require of its architect and engineers that all fees and expenses in connection with this project shall be competitive.

  25.5  Title to Tenant Improvements.  Legal title to all Tenant Improvements
        ----------------------------
shall immediately vest in Landlord upon substantial completion thereof.

  25.6  Link Construction. Landlord shall use its reasonable best efforts to
        -----------------
construct the Link at the same time as Landlord constructs the Building Shell and to obtain all necessary governmental permits and approvals for the Link provided, however, that any delays in the construction of the Link or in obtaining necessary permits for the Link shall not result in a delay of Substantial Completion or Final Completion. The specific provisions regarding the design and construction of the Link are set forth in more detail in Exhibit "C". Landlord agrees to provide Tenant with weekly updates on the status of the governmental permits and approvals for the Link. If Landlord is delayed in obtaining the necessary governmental permits and approvals beyond December 31, 1998, Tenant shall have the right to work in a coordinated effort with Landlord to obtain such permits and approvals or, at Tenant's election, take over the permit and approval process provided, however, that if Tenant takes over the permit and approval process Tenant shall provide Landlord with weekly updates on the status of the permits and approvals and shall use its good faith reasonable best efforts to obtain all of the necessary permits and approvals promptly.

25A.  ALTERATIONS AND ADDITIONS BY TENANT

  25A.1 Alterations Process.  Following the Commencement Date:
        -------------------

     (a) Tenant may make or cause to be made non-structural, interior alterations, additions or improvements to the Premises without the prior approval of Landlord when such alterations, additions or improvements are under Ten Thousand Dollars ($10,000.00). Within thirty (30) days of completion of such work Tenant shall provide Landlord with copies of all as-builts and plans and specifications. All contractors shall be licensed and bonded.

     (b) Tenant may make or cause to be made non-structural, interior alterations, additions or improvements to the Premises in excess of Ten Thousand Dollars ($10,000.00) without the prior approval of Landlord if Tenant has provided Landlord with written notice of its intent to make changes at least fourteen (14) days prior to the start of any work. Notice shall include detailed information concerning the following items:

           (i) general description of the changes to be made including the description of any demolition work;
          (ii)  list of licensed and bonded contractors selected to do the work;
         (iii)  estimate of the costs of work;
          (iv) intended work schedule including duration and indicating whether the work will be accomplished during "normal building hours" or on an off-hours basis;
           (v)  plans and specifications for the work.

     (c) Tenant shall complete any work done pursuant to this Section and in accordance with the Building Rules and Regulations and the Construction Rules and Regulations attached and incorporated hereto as Exhibits "E" and "F", respectively, at Tenants sole risk, cost and expense, and shall keep the Premises, Building and Real Property free and clear of liens of any kind. If any such liens are filed, Tenant shall have ten (10) days from the receipt of notice from Landlord informing Tenant of such filing to either remove such liens or to provide a bond in the amount of one hundred fifty percent (150%) of the lien claim indemnifying Landlord as security for the removal or certification thereof. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, regulations and requirements of all governmental agencies, offices and boards having jurisdiction over the Premises. Further, Tenant shall provide to Landlord, within thirty (30) days of completion of any work, copies of all as-builts and plans and specifications. Tenant agrees to hold harmless and indemnify Landlord in the event of any breach of Tenant's obligations.

  25A.2  Title to Property.  Landlord shall notify Tenant in writing prior to
         -----------------
commencement of any alterations or additions under Section 25A.1(b) if Tenant will be required to remove such alterations or additions at the end of the Term and restore the Premises to the same condition they were in prior to such installation. At the expiration or earlier termination of this Lease, all alterations or additions made by Tenant after the Commencement Date shall, at Tenant's option, unless otherwise required by Landlord at the time constructed or added, either be removed and the Premises returned to their original configuration or shall become the property of Landlord, free and clear of liens, claims and encumbrances and to remain upon and to be surrendered with the Premises. Notwithstanding anything to the contrary herein, all movable partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment affixed to or located within the Premises, which can be removed without structural damage to the Building shall remain the property of Tenant; provided, Tenant shall promptly repair any damage to the Premises upon their removal. Furniture, furnishings and other articles of personal property owned by Tenant and located in the Premises shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term.

26.  RENT TAX

If during the term of this Lease, any tax be imposed upon the privilege of renting the space leased hereunder or upon the amount of Rents collected therefore, Tenant will pay as Additional Rent each month a sum equal to such tax or charge that is so imposed, but nothing herein shall be taken to require Tenant to pay any income tax imposed upon Landlord.

27.  PRIOR AGREEMENT, AMENDMENTS

Neither party hereto has made any representations or promises except as contained herein or in some further writing signed by the party making such representation or promises. No agreement hereinafter made shall be effective to change, modify, discharge or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing and signed by or on behalf of the party against whom enforcement of the charge, modification, discharge or abandonment is sought.

28.  PERSONAL PROPERTY TAXES

Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord and is standard in the Building. In the event any of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within thirty (30) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property, or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant, Landlord shall not pay such taxes until after prior written notice thereof to Tenant, which Landlord shall have the right to do, but only under proper protest if requested by Tenant.

29.  SUCCESSORS

All of the covenants, agreements, terms and conditions contained in this Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

30.  RIGHT TO PERFORM

If Tenant shall fail to pay any sum of money, other than Rent and Additional Rent required to be paid by it hereunder, or shall fail to perform hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, but shall not be obligated to, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment (provided, Landlord will pay "under protest" upon Tenant's request) or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent.

31.  FORCE MAJEURE

Whenever performance is required of either party hereunder, that party shall use all due diligence to perform and take all necessary measures in good faith to perform; provided, however, that if completion of performance shall be delayed at any time by reason of acts of God, war, civil commotion, riots, strikes, picketing, or other labor disputes, or damage to work in progress by reason of fire or other casualty, or other cause beyond the reasonable control of said party (financial inability or negligence of that party or its agents excepted), then the time for performance is herein specified shall be appropriately extended by the amount of the delay actually so caused, except as otherwise provided in Section 10.

32.  LIMITATION ON LIABILITY

In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

  32.1 The sole and exclusive remedy shall be against Landlord's interest in the Building;

  32.2 No general or limited partner of any partnerships who have any interest in the property, or member or manager of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership or limited liability company);

  32.3 No service of process shall be made against any general or limited partner of any partnerships who have any interest in the property, or member or manager of Landlord (except as may be necessary to secure jurisdiction of the partnership or limited liability company);

  32.4 No general or limited partner of any partnerships who have any interest in the property, or member or manager of Landlord shall be required to answer or otherwise plead to any service or process;

  32.5 No judgment will be taken against any general or limited partner of any partnerships who have any interest in the property, or member or manager of Landlord;

  32.6 Any judgment taken against any general or limited partner of any partnerships who have any interest in the property, or member or manager of Landlord may be vacated and set aside at any time nunc pro tunc;

  32.7 No writ of execution will ever be levied against the asset of any general or limited partner of any partnerships who have any interest in the property, or member or manager of Landlord; and

  32.8 These covenants and agreements are enforceable both by Landlord and also by any partner of any partnerships who have any interest in the property, or member or manager of Landlord.

33.  INTENTIONALLY DELETED

34.  MISCELLANEOUS

  34.1  Brokerage Commissions.  Tenant represents and warrants to Landlord that
        ---------------------
it has not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Lease, except for Colliers, Macaulay, Nicolls International, and shall indemnify and hold harmless Landlord against any loss, cost, liability or expense, including attorneys' fees, incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangement or agreements made or alleged to have been made by or on behalf of Tenant. The provisions of this Section 34.1 shall not apply to brokers with whom Landlord has an agreement, including Colliers, Macaulay, Nicolls International, with whom Landlord has a separate agreement.

  34.2  Definition of "Landlord".  The term "Landlord", as used in this Lease,
        -------------------------
so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the Lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of the Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

  34.3  Captions.  The captions of the paragraphs in this Lease are inserted and
        --------
included solely for convenience and shall never be considered or given any effect in construing or interpreting the provisions hereof if any question of intent should arise.

  34.4  Waivers.  The waiver by Landlord or Tenant of any breach of any term,
        -------
covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon the performance by the other party in strict accordance with said terms. The subsequent acceptance or payment of Rent shall not be deemed to be a waiver of any preceding breach by either party of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of either party's knowledge of such preceding breach at the time of acceptance of such Rent.

  34.5    Quiet Enjoyment.  Provided Tenant observes its obligations under this
          ---------------
Lease, Tenant shall have peaceable and quiet enjoyment of the Premises throughout the Term, and Landlord shall not act or permit any third person to act in any manner which would interfere with or disrupt Tenant's business or frustrate Tenant's business purposes at the Premises.

  34.6  Parking.  Tenant shall have the right to non-exclusive use of non-
        -------
specific contiguous parking stalls under the Building, at no cost during the initial Term, for up to four (4) cars per 1,000 square feet of Useable Area in the Premises leased by Tenant. Tenant's parking shall be located on contiguous floors of the Building parking garage. Landlord agrees to designate at least twelve (12) parking stalls in the Building parking garage for visitor parking only (which number may be adjusted by mutual agreement of the parties). Tenant acknowledges that the lower three (3) floors of the Building parking garage (except for the loading docks and shipping and receiving areas located on P-9, together with all access ways thereto, which are Common Areas as defined in 1.5(a)(i) above) may be designated by Landlord for the exclusive use of a new building in the Newport Corporate Center located adjacent to the Building. Such parking shall be subject to such rules, regulations, and codes as may from time to time be established by Landlord and/or governing authorities. If a parking administration program needs to be implemented at the Building, Tenant and Landlord agree to cooperate in the program implementation and Tenant acknowledges that Landlord's reasonable costs associated with the program will be borne by all tenants in the Building on a pro rata basis, using the Tenant's Percentage for each of the tenants affected. In the event Tenant requests reserved parking, Tenant shall pay rent for reserved parking at the rate of $25.00 per stall, which rate may be adjusted by Landlord at the expiration of the initial Term to market rate. The thirty-three (33) parking stalls designated for the Building located on parking level P-6 shall not be considered "reserved" for Tenant despite the fact that they will be designated as reserved parking for the Building.

  34.7  Examination of Lease.  Submission of this instrument for examination or
        --------------------
signature by Tenant does not constitute a reservation of or option of Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

  34.8  Time.  Time is of the essence of this Lease with respect to the
        -----
performance of every provision of this Lease in which time or performance is a factor.

  34.9  Severability.  Any provision of this Lease which shall prove to be
        ------------
invalid, void or illegal in no way affects, impairs, or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

  34.10  Recording.  Neither Landlord or Tenant shall record this Lease.
         ---------
Landlord and Tenant shall execute simultaneously with the signing of this Lease and, at the Landlord's or Tenant's request, thereafter record a short form memorandum hereof in the form attached hereto as Exhibit "H".

  34.11  Consents.  Whenever the consent or approval of either party is required
         --------
hereunder such consent or approval shall not be unreasonably withheld, conditioned or delayed including all Exhibits incorporated into this Lease.

  34.12   Light and Air.  This Lease does not grant any right of access to light
          -------------
air, or view, over the property, and Lessor shall not be liable for any diminution of such light, air, or view by an adjacent structure and/or vegetation.

  34.13   Name.  Tenant shall not, without the written consent of Landlord, use
          ----
the name of the Building or the Project for any purpose other than as the address of the business to be conducted by Tenant in the Premises, and in no event shall Tenant acquire any rights in or to such names. Landlord agrees to not change the project name of Newport Corporate Center or the name of the Building to a company name or trade name without Tenant's consent, which consent shall not be unreasonably withheld, conditioned or delayed.

34.14  Construction.  This Lease shall be construed in accordance with the laws
       ------------
of the State of Washington.

  34.15   Merger.  This Lease supersedes any and all other agreements, either
          ------
oral or in writing between the parties hereto with respect to the Premises and contains all of the covenants, agreements and other obligations between the said parties with respect to said Premises. Landlord and Tenant specifically agree that this Lease represents the complete agreement of the parties, unless specifically amended, and that the parties specifically waive their rights to resort to extrinsic evidence contained in earlier Lease drafts and correspondence in connection with the Lease negotiations. In that regard, the parties waive their rights as set forth in Berg v. Hudesman, 115 Wn.2d 657
                                           ----------------
(1990).

  34.16  Accord and Satisfaction.  No payment by Tenant or receipt by Landlord
         -----------------------
of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease, shall be unaffected by said payment, endorsement or statement.

  34.17   Rule Against Perpetuities.  If this Lease has not been previously
          -------------------------
terminated pursuant to the terms and provisions contained herein, and the term of this Lease and/or the accrual of Rent hereunder shall not have commenced within two (2) years for the date of this Lease, then and in that event this Lease shall thereupon become null and void and have no further force and effect whatsoever in law or equity.

  34.18  Corporate Authority.  The persons executing this Lease on behalf of
         -------------------
both parties do hereby covenant and warrant that both parties are duly authorized and are qualified to do business in the State of Washington, that each party has full right and authority to enter into this Lease, and that each person signing on behalf of each party was authorized to do so.

  34.19 Exhibits.  All exhibits attached to this Lease are
        --------
incorporated herein by reference.

  34.20  Building Signage.  Provided Tenant's occupancy does not drop below
         ----------------
50,000 rentable square feet in the Building, Tenant shall have the exclusive right to install signage on the Building that complies with applicable governmental regulations, upon Landlord's prior written approval. Such approval shall not be unreasonably withheld, conditioned or delayed.

  34.21  Interior Signage.  Landlord, at Landlord's cost, shall provide Tenant
         ----------------
with Building standard suite signage and tenant directory signage.

  34.22  Storage.  Tenant shall have the option to lease from Landlord from time
         -------
to time some or all of the storage space on parking levels P-1 through P-5 within the Building (the "Storage Space") on the following terms:

  (a) If Tenant occupies the entire Building, Landlord agrees not to lease storage space on parking levels P-1 through P-5 to any third party (provided that Landlord may use storage space not leased by Tenant) and Tenant shall have the right, by giving notice to Landlord, to lease up to all of the Storage Space on levels P-1 through P-5; and

  (b) In the event Tenant occupies Floors 1 - 4 of the Building, Tenant shall have the right, by giving notice to Landlord, to lease up to Tenant's Percentage (as defined in Section 4.2) of the Storage Space.

Tenant's lease of Storage Space shall be for a minimum of twelve (12) continuous months at a time. In the event Tenant leases Floors 1 - 4 of the Building, the Storage Space shall be leased at a rental rate of $12.00 per square foot per year and if Tenant leases the entire Building the Storage Space shall be leased at a rental rate of $12.00 per square foot per year for space located on levels P-6 through P-9 and $6.00 per square foot per year for space located on levels P-1 through P-5 (the "Storage Rent"). Storage Rent shall be paid monthly in advance at the same time and in the same manner as monthly Basic Rent. Landlord agrees to build-out the Storage Space pursuant to specifications approved by both Landlord and Tenant, which approval shall not be unreasonably withheld, unreasonably conditioned, or delayed.

  34.23  Confidentiality.  The confidentiality of all business information
         ---------------
provided by either party to this Lease to the other pursuant to the terms of this Lease shall be preserved and protected by the party receiving such information, unless the party providing the information has expressly stated in writing to the other party that the information provided is not confidential.

  34.24  Limitations on Compliance with Laws.  Except to the extent that
         -----------------------------------
alterations or remedial work is required as a result of Tenant's particular use of the Premises, Tenant's agreement to comply with all laws does not extend to making structural alterations or doing remedial work required by any existing statute, code or ordinance, or to correct pre-existing conditions or defects in the Building and/or the Tenant Improvements constructed by Landlord which are existing on the Commencement Date.

  34.25  Survival.  The indemnities between the Landlord and Tenant contained in
         --------
this Lease and any liabilities arising during or attributable to the Lease term shall survive the termination of this Lease.

  34.26  Transportation Management.  Tenant acknowledges that Landlord is
         -------------------------
required to comply with the Transportation Management Program imposed with respect to the Building by the City of Bellevue pursuant to Bellevue City Code ("BCC") Section 14.60.070. Tenant agrees to comply with the provisions of the BCC which are applicable to Tenant and Tenant's employees, including, without limitation, providing financial incentives under BCC Section 14.60.070.F.5 and satisfying the guaranteed ride home requirements of BCC Section 14.60.070.F.6.

35.  RIDERS

Clauses, plats and riders, if any, signed by Landlord or Tenant and affixed to this Lease are a part hereof.

36.  LEASE AND LEASE AMENDMENTS

Tenant currently leases or subleases space in other buildings within Newport Corporate Center commonly known as Newport Terrace, One Newport, Two Newport, and Newport Tower. The leases pursuant to which Tenant leases space in these buildings are referred to in this Lease as the Newport Terrace Lease, One Newport Lease, Two Newport Lease, and Newport Tower Lease, respectively. This Lease is conditioned upon execution of the following:

    (a)  Newport Terrace.  An Amended and Restated Newport Terrace Lease
         ---------------
intended as of the Commencement Date of this Lease to: (1) extend the term of the Newport Terrace Lease to be coterminous with this Lease; (2) delete Tenant's options to additional space in the entire Newport Corporate Center in favor of the Right of First Opportunity granted in this Lease; (3) grant Tenant extension options like those in this Lease; (4) provide Tenant a refurbishment allowance for the Newport Terrace; (5) delete Tenant's option to purchase; and (6) provide Tenant with a "Sublease Limit" of 45,000 feet similar to the provisions of
Section 8.8 of this Lease, among other things.

    (b)  One Newport.  An amendment to the One Newport Lease intended as of the
         -----------
Commencement Date of this Lease to: (1) provide that the One Newport Lease will terminate upon Tenant's occupancy of the Premises and provide for a 100% hold-over rate during Tenant's staged move-in into the Premises for up to thirty (30) days; (2) grant Tenant an option to lease space in One Newport for a term of five (5) years at the following rates: Year 1, $18.50; Years 2-3, $19.00; Year 4, $20.00; and Year 5, $21.00, with parking to be paid at published market rates, the option to be exercised by the later of May 12, 1999, or six (6) months prior to the Scheduled Substantial Completion Date (as set forth in the Construction Agreement and as may adjusted from time to time) and with an allowance of $5.00 per useable square foot, and (3) provide that there will be no rate increase on March 31, 1999.

    (c)  Two Newport. An amendment to the Two Newport Lease intended as of the
         -----------
Commencement Date of this Lease to provide that the Two Newport Lease will terminate upon Tenant's occupancy of the Premises and provide for a 100% hold-over rate during Tenant's staged move-in into the Premises for up to thirty (30) days.

    (d)  Newport Tower. An agreement that the then existing Newport Tower
         -------------
Lease will terminate upon Tenant's occupancy of the Premises and provide for a 100% hold-over rate during Tenant's staged move-in into the Premises for up to thirty (30) days.

  For the purposes of this Lease, the Amended and Restated Newport Terrace Lease described in subsection (a) above, the amendment to the One Newport Lease described in subsection (b) above, the amendment to the Two Newport Lease described in subsection (c) above, and the amendment to the Newport Tower lease described in subsection (d) above are collectively referred to as the "Amendments".

IN WITNESS WHEREOF, the respective parties hereto have executed this Lease or caused this Lease to be executed by their duly authorized representative the day and year first hereon written.



LANDLORD                                 TENANT


Bentall Newport Centre, L.L.C., a        Attachmate Corporation, a
Washington limited liability company     Washington corporation


By:  Bentall U.S. L.L.C., a
     Washington limited liability
     company its Manager


/s/ Gary J. Carpenter                    /s/ William E. Boisvert
____________________________________     _______________________________________
By:  Gary J. Carpenter                   By:   William E Boisvert, its President
Its:   Chief Operating Officer           Its:   Executive Vice

/s/ Lisa C. Rowe
____________________________________
By:  Lisa C. Rowe
Its:   Director of Leasing

                 Bentall Newport Centre L.L.C.'s Acknowledgment

STATE OF WASHINGTON  )
                     )
COUNTY OF KING       )

  On this 1st day of May, 1998, before me, a Notary Public in and for the State of Washington, personally appeared Gary J. Carpenter and Lisa C. Rowe to me known to be the Chief Operating Officer and Director of Leasing, respectively, of Bentall U.S. L.L.C., a Washington limited liability company, the Manager of Bentall Newport Centre L.L.C., a Washington limited liability company, the limited liability company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                                   /s/ Victoria C. Border
                                   --------------------------------------
                                   Printed Name:  Victoria C. Border
[Notary Seal]                      NOTARY PUBLIC in and for the State of
                                   Washington,
                                   residing at Bothell, WA
                                   My commission expires: 6/23/2000

                    Attachmate Corporation's Acknowledgment


STATE OF WASHINGTON  )
                     )  ss.
COUNTY OF KING       )

  On this 29th day of April, 1998, before me the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared William E. Bolvert to me known to be the President of Attachmate Corporation, a Washington corporation, the entity that executed the foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of Attachmate Corporation for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute said instrument.

  IN WITNESS WHEREOF my hand and official seal hereto affixed the day and year in this instrument above written.


                                   /s/ Sarah M. Mills
                                   --------------------------------------
                                   Printed Name:  Sarah M. Mills
[Notary Seal]                      NOTARY PUBLIC in and for the State of
                                   Washington,
                                   residing at Seattle
                                   My commission expires: 3-19-2000

                                   EXHIBIT B
                                   ---------

                              SUBLEASED PREMISES
                              ------------------

                                (see attached)

                                        NEWPORT 4-6TH
                                        N.T.S.
                                        -------------
                                        2.23.00

              [Architectural Rendering of the Subleased Premises]

                                   EXHIBIT C
                                   ---------
                                     NOTICE
                                     ------

     THIS NOTICE made on ___________________, 20_____, between Attachmate Corporation, a Washington corporation, ("Attachmate") and Mercata, Inc., a Delaware corporation ("Mercata");

                                  WITNESSETH:

     WHEREAS, Attachmate and Mercata entered into a Sublease Agreement dated _________, 2000 for certain real property located at: the Four Newport Building, Bellevue, Washington, which Sublease provides that it is for a Term of Two (2) years beginning on the fourteenth (14th) day following the date of Substantial Completion; and

     WHEREAS, Mercata was in possession of the Substantially Complete Subleased Premises on _____________, 2000.

     NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

     1. The rentable square feet of the Subleased Premises are ______________ and the usable square feet are _____________________.

     2.  That the Term shall be for two (2) years beginning
  ______________ and ending _____________ at an annual Base Rent of
  ______________ DOLLARS ($__________), payable in advance on the first (1st) day of each month in equal monthly installments of ___________________ DOLLARS ($__________) each.

     3. Mercata's pro rata share of building operating costs and real estate taxes shall be ___% and Mercata's share of operating costs attributable to the Newport Corporate Centre Common Areas shall be ___%.

     Except as herein stated to the contrary all of the covenants, agreements, and conditions contained in said Sublease dated ________, 2000 are hereby ratified and confirmed.

     IN WITNESS WHEREOF, Attachmate and Mercata have caused this agreement to be executed as of the day and year first above mentioned.


  MERCATA, INC.                     ATTACHMATE CORPORATION


  By:______________________         By:_______________________

  Its:_______________________       Its:________________________

                                       14